As filed with the Securities and Exchange Commission on  November 30, 1998


                                         Registration Nos. 33-37426 and 811-6194

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]


                       Post-Effective Amendment No. 14 [X]


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                       Post-Effective Amendment No. 15 [X]
                        (Check appropriate box or boxes)



                     THE CHACONIA INCOME & GROWTH FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                        c/o American Data Services, Inc.
          The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109,
                            Hauppauge, New York 11788
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, including Area Code: 516-951-0500 or
                                 1-800-368-3322

                          The Corporation Trust Company
                                 32 South Street
                               Baltimore, MD 21202
                     (Name and Address of Agent for Service)
                                   Copies to:
                             Ulice Payne, Jr., Esq.
                                 Foley & Lardner
           777 East Wisconsin Avenue, Suite 3700, Milwaukee, WI 53202
                                  414-297-5655


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.



It is proposed that this filing will become effective 75 days after filing pursuant to paragraph (a)(2) of Rule 485.



Registrant will file a Rule 24(f)-2 Notice within 90 days of the fiscal year ended December 31.

                     THE CHACONIA INCOME & GROWTH FUND, INC.

                          Prospectus February 15, 1999

                                TABLE OF CONTENTS
                                                                            Page
          Cross-Reference Sheet

          Cover Sheet

          Summary of Fund Expenses                                           2

          Prospectus Summary                                                 4

          Investment Objective and Policies                                  5


          Basic Investment Techniques                                        7

          Certain Investment Strategies and Special
          Risk Considerations                                                9

          Management  of the Funds                                           11

          How to Purchase Shares                                             13

          Distribution Plan and Service Fees                                 14


          How to Redeem Shares                                               15

          Retirement Plans                                                   16


          Dividends, Distributions and Taxes                                 16

          General Information                                                17
----------

No dealer, salesman or other person has been authorized to give any information or to make any representation other than those contained in this Prospectus, and if given or made, such information or representation may not be relied upon as being authorized by the Fund, the Advisor, certain registered broker-dealers ("selected broker-dealers") or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy in any state to any person to whom it is unlawful to make such offer in such state.

                     THE CHACONIA INCOME & GROWTH FUND, INC.

                              Cross-Reference Sheet
                            (as required by Rule 495)


Form N-1A Item
Part A                                           Prospectus Caption
------                                           ------------------
       1   Cover Page                            Cover Page
       2   Synopsis                              Summary of Fund Expenses;
                                                 Prospectus Summary
       3   Condensed Financial Information       Financial Highlights
       4   General Description of Registrant     Investment Objective and
                                                 Policies;
                                                 The Fund and Its Management;
                                                 Cover Page; Investment
                                                 Restrictions;Prospectus Summary
       5   Management of the Fund                Management; Back Cover;
                                                 Investment Objective and
                                                 Policies

       5A  Management's Discussion of Fund       Included in Annual Report to
           Performance                           Shareholders

       6   Capital Stock and Other Securities    Dividends, Distributions and
                                                 Taxes; General Information
       7   Purchase of Securities Being Offered  How to Purchase Shares
       8   Redemption or Repurchase              How to Redeem Shares
       9   Pending Legal Proceedings             Legal Proceedings

Part B

           Statement of Additional Information Caption

       10  Cover Page                            Cover Page
       11  Table of Contents                     Cover Page
       12  General Information and History       Management
       13  Investment Objectives and Policies    Investment Objectives and
                                                 Policies; Investment
                                                 Restrictions;
                                                 Portfolio Transactions and
                                                 Brokerage
       14  Management of the Fund                Management
       15  Control Persons and Principal         Directors and Officers
           Holders
           of Securities
       16  Investment Advisory and Other         Management
           Services
       17  Brokerage Allocation and Other        Portfolio Transactions and
           Practices                             Brokerage
       18  Capital Stock and Other Securities    Prospectus-General Information
       19  Purchase, Redemption and Pricing of   How to Purchase Shares; How to
           Securities Being Offered              Redeem Shares
       20  Tax Status                            Dividends, Distributions and
                                                 Taxes
       21  Underwriters                          Not applicable
       22  Calculation of Performance Data       Not applicable
       23  Financial Statements                  Financial Statements

Part C

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                             DATED FEBRUARY 15, 1999


                     THE CHACONIA INCOME & GROWTH FUND, INC.

                        c/o American Data Services, Inc.
                         The Hauppauge Corporate Center
                                150 Motor Parkway
                                    Suite 109
                               Hauppauge, NY 11788
                                 1-800-368-3322


         The Chaconia Income & Growth Fund, Inc. (the "Corporation") is an open-end, nondiversified management investment company consisting of two separate portfolios, the Chaconia Income & Growth Fund (the "Chaconia I&G Fund") and the Chaconia Association of Caribbean States I&G Fund (the "Chaconia ACS Fund") (collectively, the "Funds").

Chaconia I&G Fund.

         The investment objective of the Chaconia I&G Fund is to produce current income and capital appreciation. The Chaconia I&G Fund seeks to achieve its objective by investing principally in: U.S. Government securities including U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, investment grade corporate bonds, investment grade foreign government bonds, equity securities of U.S., Canadian, British and Trinidad and Tobago companies, the First and Second Unit Schemes (the "Schemes") of the Trinidad and Tobago Unit Trust Corporation, certificates of deposit and money market funds.

Chaconia ACS Fund

         The Chaconia ACS Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non U.S. issuers domiciled and/or operating in the member countries of the Association of Caribbean States (the "ACS"). The Chaconia ACS Fund is not designed for investors whose primary investment objective is income.

General

         The minimum initial investment in each Fund is $250. Subsequent investments will be a minimum of $100, and stockholders have the option of making subsequent purchases through a continuing automatic transfer plan. (See "How to Purchase Shares"). For further information, contact each Fund at the address or telephone number shown above. There can be no assurance that each Fund's investment objectives will be achieved.

         INVESCO CAPITAL MGMT. INC. (the "Investment Manager") is the Investment advisor for each of the Funds. The Investment Manager receives management fees from the Funds and may be reimbursed by the Funds for certain distribution expenses in connection with a Rule 12b-1 distribution plan. The Trinidad and Tobago Unit Trust Corporation (the "UTC") serves as subadvisor of the Chaconia ACS Fund. The Investment Manager makes the investment decision for the Funds.

         This prospectus concisely sets forth information a prospective investor should know about the Funds before investing. A Statement of Additional Information about the Funds and a Semi-Annual Report to Shareholders of the Chaconia I&G Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Funds at the above address or by contacting certain registered broker-dealers ("selected broker-dealers"). The "Statement of Additional Information" is dated February 15, 1999 and is incorporated by reference into this Prospectus in its entirety. Investors are advised to read this Prospectus and retain it for future reference.

         The Securities and Exchange  Commission has not approved or disapproved
these  securities  or  passed  upon  the  adequacy  of  this   prospectus.   Any
representation to the contrary is a criminal offense.

         The information in this prospectus (or Statement of Additional Information) is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus (or Statement of Additional Information) is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                            SUMMARY OF FUND EXPENSES


        Shareholder Transaction Expenses:                                                            I&G         ACS
                                                                                                     Fund        Fund
                                                                                                     ----        ----
           Maximum Sales Load Imposed on Purchases (as a percentage of offering price)               None        4.00%
           Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of                    None         None

              offering price)

           Deferred Sales Load (as a percentage of original purchase price or redemption             None         None
              proceeds, as applicable)
           Redemption Fees (as a percentage of amount redeemed)                                      None         None*
           Exchange Fee                                                                              None         None*

        Annual Fund Operating Expenses (as a percentage of average net assets):

         Management Fees (variable-- as a percentage of average daily net assets)                    0.57%(1)    0.57%
         12b-1 Fees                                                                                  0.50%       0.50%
         Service  Fees                                                                                   %(2)        %(2)
         Other Expenses                                                                              1.08%       1.08%
         Total Fund Operating  Expenses(1)(2)                                                        2.15%       2.15%


        *An investor's broker may charge a fee for wire redemptions and/or exchanges.

         (1) The management fee will vary depending upon the Chaconia I&G Fund's average daily net assets and will be the greater of $50,000 or 0.75% of 1% on the first $10 million, 0.50% of 1% on the next $10 million and 0.25% of 1% over $20 million of the Chaconia I&G Fund's average daily net assets. Total Chaconia I&G Fund operating expenses will vary depending upon the management fee.

         (2) The service fees are payments made by the Chaconia I&G Fund to registered broker-dealers for personal service and/or the maintenance of shareholder accounts. As of June 30, 1998, no service fee payments had been earned or paid to date, but service fees could be paid in the future by the Funds up to 0.25% of 1% of the Fund's net assets. The total Chaconia I&G Fund Operating Expense ratio is 2.15% (annualized) as of June 30, 1998. The Chaconia ACS Fund did not commence operations until February 15, 1999. The total operating expenses for the Chaconia ACS Fund are estimates.


                                Example                       1 year      3 years    5 years    10 years
                                -------                       ------      -------    -------    --------


        You would pay the following expenses on a $10,000
        investment, assuming (i) 5% annual  return and
        (ii)redemption at the end of each time period:
        I&G Fund.....................................          $218         $673     $1,154    $2,483
        ACS Fund.....................................          $218         $673       N/A         N/A

     The purpose of this table is to assist the investor in understanding the various costs and expenses of an investment in the Funds. The example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown. Total Fund Operating Expenses and Other Expenses for the Chaconia I&G Fund are based on the actual expenses for the six month period ended June 30, 1998. The Total Fund Operating Expenses and Other Expenses for the Chaconia ACS Fund are based on estimated amounts set forth above. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any of the Funds.

                              FINANCIAL HIGHLIGHTS


         The following Financial Highlights for a share of beneficial interest outstanding throughout the period shown has been audited by PricewaterhouseCoopers LLP, independent accountants, whose most recent report on the financial statements appears in the Chaconia I&G Funds' semi-annual report to shareholders, as filed with the Securities and Exchange Commission (the "Commission") on March 2, 1998. The Chaconia ACS Fund commenced operations on February 15, 1999. This table should be read in conjunction with the financial statements and notes thereto which are contained in such annual and semiannual reports. The Chaconia ACS Fund commenced operations on February 15, 1999.

Chaconia I&G Fund


----------------------------------------- --------------- ------------   --------   --------       ----------- --------
                                           FOR THE SIX                                                          For the
                                           MONTHS ENDED              For the Year ended December 31,            Period
                                          JUNE 30, 1998                                                         ended
                                            UNAUDITED                                                         December 31,
                                                               1997         1996         1995       1994       1993(1)
-----------------------------------------   ----------      -----------------------------------------------  ----------
Per share operating performance:
-----------------------------------------   ----------      ----------   --------     ------       --------  ----------
     Net asset value, beginning of period   $ 11.47         $ 10.44      $ 12.13     $ 9.94       $ 10.20     $10.00
-----------------------------------------   ----------      ----------   --------     ------       --------  ----------
Income from investment operations:
-----------------------------------------   ----------      ----------   --------     ------       --------  ----------
     Net investment income                     0.07            0.08         0.13       0.24          0.13       0.03
-----------------------------------------   ----------      ----------   --------     ------       --------  ----------

     Net realized and unrealized gain
     (loss)  on investments                    1.06            2.00         0.55       2.47         (0.13)      0.21
                                            ---------       ---------    --------     ------       --------  --------

-----------------------------------------   ---------       ----------   --------     ------       --------  ----------
Total from investment operations               1.13            2.08         0.68       2.71          0.00       0.24
-----------------------------------------   ---------       ----------   --------     ------       --------  ----------
Less distributions:
-----------------------------------------   ---------       ----------   --------     ------       --------  ----------
     Dividend from net investment income       0.00           (0.09)       (0.17)     (0.23)         (0.13)      (0.04)
-----------------------------------------   ---------       ----------   --------     ------       --------  ----------

     Distribution in excess of net
     investment income and realized gains      0.00            0.00        (0.01)     0.00(2)        0.00(2)    0.00(2)

-----------------------------------------   ----------      ----------   --------     ------        -------    --------
     Distribution from realized gains          0.00           (0.96)       (2.15)     (0.28)        (0.13)      0.00(2)
-----------------------------------------   ----------      ----------   --------     ------        -------    --------
     Distribution in excess of net
     realized gains on investments             0.00            0.00        (0.04)      0.00         (0.00)      0.00
-----------------------------------------   ----------      ----------   --------     ------        -------    -------

Total  distributions                           0.00           (1.05)       (2.37)     (0.51)        (0.26)     (0.04)
                                            ----------      ----------   --------     ------        -------   --------

-----------------------------------------   ----------      ----------   --------     ------        -------   --------

Net asset value, end of period              $ 12.50         $ 11.47      $ 10.44    $ 12.13        $ 9.94    $ 10.20
                                            ==========      =========    ========    =======        ========    =======

-----------------------------------------   ----------       ---------   --------   --------       --------   ---------
Total return                                  20.66%          19.98%        5.61%     27.16%           0%       2.40%
-----------------------------------------   ----------       ---------   --------   --------       --------   ---------
Ratios/supplemental data:
-----------------------------------------   ----------       ---------   --------   --------       --------   ---------
     Net assets, end of period (in
     thousands)                             $28,549         $18,500      $10,132   $ 17,809       $12,315    $ 12,105
-----------------------------------------   ----------       ---------   --------   --------       --------   ---------
Ratios to average net assets:
-----------------------------------------   ----------       ---------   --------   --------       --------   ---------
     Expenses                                  2.15%(3)        2.55%        2.84%      2.37%         2.87%     2.73%(3)
-----------------------------------------   ----------       ---------   --------   --------       --------   ---------
     Net investment income                     1.08%(3)        0.98%        1.03%      2.09%         1.25%     0.53%(3)
-----------------------------------------   ----------       ---------   --------   --------       --------   ---------
Portfolio turnover rate                       11.38%          35.04%       72.91%     26.23%        40.13%      0.55%
-----------------------------------------   ----------       ---------   --------   --------       --------   ---------


-----------------------

           (1) The  Chaconia  I&G Fund  commenced  operations  on May 11, 1993.


           (2) Less than $0.01 per share.


           (3)      Annualized.

                               PROSPECTUS SUMMARY

         The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus:


         The Corporation: The Corporation is a Maryland corporation, incorporated on October 24, 1990, and registered as a open-ended, nondiversified, management investment company under the Investment Company Act of 1940 ("1940 Act"). The Corporation consists of two funds: the Chaconia I&G Fund and the Chaconia ACS Fund.

         Investment Objective: The Chaconia I&G Fund's investment objective is to seek high current income and capital appreciation. It seeks to meet its objective by investing its assets in: U.S. Government securities including U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, investment grade corporate bonds, investment grade foreign government bonds, equity securities of U.S., Canadian, British and Trinidad and Tobago companies, American Depository Receipts ("ADRs"), the Schemes of the Trinidad and Tobago Unit Trust Corporation, certificates of deposit and money market funds. Under normal market conditions, the Chaconia I&G Fund will maintain a level of at least 25% of its total assets invested in debt securities and at least 25% of its total assets invested in equity securities. For purposes of this investment policy, equity securities are defined as: common stocks, preferred stocks, warrants, stock rights, convertible bonds and convertible debentures.

         The Chaconia ACS Fund's investment objective is to seek long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non U.S. issuers domiciled and/or operating in the member countries of the ACS. Under normal circumstances the Chaconia ACS Fund intends to invest at least 65% of its total assets in foreign common stocks and equity-related securities, including preferred stocks, warrants, convertible securities and other similar rights. The Chaconia ACS Fund may purchase securities of foreign issuers directly or in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts
(GDRs) or other securities representing shares of non-U.S. issuers domiciled or operating in the ACS.

         There is no  assurance  that the Funds will  achieve  their  investment
objective.   The  investment   objective  of  the  Funds  and  their  investment
restrictions described in the Statement of Additional Information are fundamental and may not be changed without stockholder approval. Their other investment policies may be changed by the Board of Directors without stockholder approval.

         Investment Risks: All investments, including mutual funds, have risks and no investment is suitable for all investors. The Chaconia I&G Fund may invest in both large and small companies. Investment in small companies involve greater risk than is customarily associated with more established companies. The Chaconia I&G Fund may invest in short, medium or long term interest bearing obligations which have the risk of principal fluctuation due to changing interest rates and the ability of the issuer to repay the obligation at maturity. The Chaconia I&G Fund may invest in securities of companies and governments of foreign nations that involve certain risks which are in addition to the usual risks inherent in U.S. investments.

         In addition to the risks of investing in stock of different-sized companies, investors in the Chaconia ACS Fund face particular risks associated with foreign investing. Foreign investment risks include currency, liquidity, political, economic and market risks, as well as risks associated with governmental regulation and nonuniform corporate disclosure standards. The Chaconia ACS Fund may invest from 0% to 25% of its net assets in securities traded in emerging markets, which may entail more risk than investing in securities traded in mature markets. The greater the percentage of net assets the Chaconia ACS Fund invests in emerging countries, the greater the investment risks.

         Management and Fees: The Investment Manager is compensated for its services and its related expenses at an annual rate of the greater of $50,000 or
0.75 of 1% on first $10 million, 0.50 of 1% on next $10 million and 0.25% of 1% over $20 million of the Chaconia I&G Fund or the Chaconia ACS Fund's average daily net assets. The Investment Manager may receive 12b-1 fees as reimbursement for certain distribution expenses related to the Chaconia I&G Fund or the Chaconia ACS Fund.

         How to Purchase Shares: Shares of the Funds may be purchased through selected broker-dealers and from American Data Services, Inc., Transfer Agent for the Funds ("Transfer Agent"), at the public offering price per share next determined after receipt of an order by either a registered broker-dealer or the Transfer Agent, in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Funds. The minimum initial investment is $250. Subsequent investments will be a minimum of $100. Stockholders may opt to make subsequent investments through the continuing automatic transfer plan. See "How to Purchase Shares." Investments through an Individual Retirement Account or other retirement plans, however, have different requirements. See "Retirement Plans."

         How to Sell Shares: Shares of the Funds may be redeemed through selected broker-dealers and the Transfer Agent by the stockholder at any time at the net asset value per share next determined after the redemption request is received by either a registered broker-dealer or the Transfer Agent in proper form. See "How to Redeem Shares."

         Dividends and Reinvestment: Each dividend and capital gains distribution, if any, declared by the Funds on their outstanding shares will, unless a stockholder elects otherwise, be paid on the payment date in additional shares of the Funds having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election may be changed by notifying the Funds in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or realize any capital gains. However, the Funds currently intend to pay dividends and capital gains distributions, if any, on an annual basis. See "Dividends, Distributions and Taxes."

INVESTMENT OBJECTIVE AND POLICIES

Chaconia I&G Fund

         The investment objective of the Chaconia I&G Fund is to seek high current income and capital appreciation. It seeks to meet its objective by investing the Chaconia I&G Fund's assets in: U.S. Government securities including U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, investment grade corporate bonds, investment grade foreign government bonds, equity securities of U.S., Canadian, British and Trinidad and Tobago companies, ADRs, the Schemes of the Trinidad and Tobago Unit Trust Corporation, certificates of deposit and money market funds. There can be no assurance that the Chaconia I&G Fund will be able to achieve its objective.

         The Chaconia I&G Fund intends to invest in the Schemes of the Trinidad and Tobago Unit Trust Corporation only if the Chaconia I&G Fund determines that there are no adverse restrictions to realizing an investment in the Schemes of the Trinidad and Tobago Unit Trust Corporation .

         The Chaconia I&G Fund's investment policy will emphasize debt instruments to achieve the Chaconia I&G Fund's current income objective. Under normal market conditions, the Chaconia I&G Fund will maintain a level of at least 25% of its total assets invested in debt securities and at least 25% of its total assets invested in equity securities. The investment in equity securities versus debt securities will depend upon the Investment Manager's evaluation of the relative merits and risks of equity securities versus bonds.


         The attractiveness of nongovernment instruments will be judged based upon their potential return enhancement and creditworthiness. Potential return is determined by observing the existing yield spread differential within a historical context and purchasing such instruments only when the differential is at levels which are above a long-term mean. Within the investment credit spectrum, to ensure protection of principal, additional credit analysis will be undertaken in employing the Investment Manager's proprietary analytical techniques and data bases to further reduce the risk.


         In determining the maturity of the debt securities the Chaconia I&G Fund invests in, the Investment Manager will focus on whether the level of real yield, after taking into account inflation, is adequate to compensate for the greater volatility and risks associated with debt securities having a greater maturity. Generally, the longer the maturity of a debt security, the greater its price volatility. Conversely, the shorter the maturity, the lower its price volatility. During a typical credit cycle, the average duration implied by this discipline will likely average 5 years within a range normally of 2.5 to 8 years. Debt securities are defined as: U.S. and foreign nonconvertible company bonds, U.S. and foreign government securities and commercial paper.

         In determining what equity securities the Chaconia I&G Fund will invest in, the Investment Manager will focus on the actual earnings, return on equity and dividend history of the company. The Investment Manager will seek to invest in equity securities of companies whose shares are undervalued based on the current price relative to the long-term record of the company. For purposes of this investment policy, equity securities are defined as: U.S. and foreign common stocks, ADRs, warrants, convertible bonds, convertible debentures, preferred stock and stock rights. No more than 5% of the Chaconia I&G Fund's net assets may be used to purchase warrants or stock rights. For purposes of this investment policy, a warrant is defined as a certificate giving the holder the right to purchase securities at a stipulated price within a specified time limit or perpetually. Sometimes a warrant is offered with securities as an inducement to buy. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Chaconia I&G Fund may not purchase options on equity securities.

         The Chaconia I&G Fund intends to invest in a variety of securities, with differing issuers, maturities and interest rates. If the Investment Manager believes that stocks in general are overvalued, or that interest rates may rise substantially, or that the general economic environment may be deteriorating, the Investment Manager may assume a temporary defensive position and may invest up to 100% of the Chaconia I&G Fund's assets in high quality commercial paper and short-term U.S. Government securities such as Treasury Bills and Treasury Notes. The Chaconia I&G Fund intends to operate as a "regulated investment company" under Subchapter M of the Internal Revenue Code. See "Dividends, Distributions and Taxes." The average U.S. dollar weighted duration of the Chaconia I&G Fund's portfolio is not expected to exceed ten years.

         The Chaconia I&G Fund does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Chaconia I&G Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude debt securities having a maturity at the date of purchase of one year or less.

         Subject to its investment policy of normally investing at least 25% of its total assets in U.S. Government securities, investment grade corporate bonds and investment grade foreign government bonds, the Chaconia I&G Fund is permitted to invest in (1) U.S. dollar denominated debt securities, similar in nature to those described above, regardless of the domicile of the issuers and
(2) income producing equity securities of companies domiciled in the United States (some of which may be denominated other than in U.S. dollars). Some of these securities are issued in the Eurodollar market by multinational banks and companies which may have operations in Trinidad and Tobago.

Chaconia ACS Fund

         The Chaconia ACS Fund's investment objective is to seek long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non U.S. issuers domiciled and/or operating in the member countries of the ACS. Under normal circumstances the Chaconia ACS Fund intends to invest at least 65% of its total assets in foreign common stocks and equity-related securities, including preferred stocks, warrants, convertible securities and other similar rights. The Chaconia ACS Fund may purchase securities of foreign issuers directly or in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts
(GDRs) or other securities representing shares of non-U.S. issuers domiciled or operating in the ACS.

         The ACS facilitates consultation, co-operation and concerted action among its Member States and Associate Members. It also aims to promote the implementation of policies and programmes designed to: promote an enhanced economic space for trade and investment with opportunities for co-operation and concerted action, in order to increase the benefit which accrue to the peoples of the Caribbean from their resources and assets, including the Caribbean Sea. The ACS, which is headquartered in Port of Spain, Trinidad and Tobago, promotes economic integration, including the liberalization of trade, investment, transportation and other related areas among its members.

         The Member States of the ACS are Antigua and Barbuda, The Bahamas, Barbados, Belize, Colombia, Costa Rica, Cuba, Dominica, the Dominican Republic, El Salvador, Grenada, Guatemala, Guyana, Haiti, Honduras, Jamaica, Mexico, Nicaragua, Panama, St. Kitts and Nevis, St. Lucia, St. Vincent and the Grenadines, Suriname, Trinidad and Tobago and Venezuela. Currently, France (in respect of French Guiana, Guadeloupe and Martinique) is an Associate Member of the ACS. During the Third Ordinary Meeting of the Ministerial Council in Cartagena de Indias, Colombia in November 1997, the Netherlands Antilles signed the Convention Establishing the ACS, to be admitted as an Associate Member. Following ratification, an appropriate Co-operation Agreement will be negotiated.

         The states, countries and territories eligible for Associate Membership in the ACS are Aruba, Anguilla, Bermuda, the British Virgin Islands, the Cayman Islands, Montserrat, Puerto Rico, Turks and Caicos Islands, and the United States Virgin Islands. In addition, the following have been admitted as Observers in the ACS: Argentina, Brazil, Canada, Chile, Ecuador, Egypt, India, Italy, the Kingdom of the Netherlands (in respect of the Netherlands and Aruba), Morocco, Peru, the Russian Federation and Spain.

         The Chaconia ACS Fund intends to diversify its holdings among several countries and to have, under normal market conditions, investments in the securities markets of at least 5 countries outside the U.S. The Chaconia ACS Fund does not have any limitations on the percentage of it assets that may be invested in securities primarily traded in any one country. The Chaconia ACS Fund may invest in securities traded in mature markets, such as Japan, Canada and the United Kingdom; less developed markets and in emerging markets.

General

         The Funds may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing for any purpose including redemptions may not, in the aggregate, exceed 5% of total assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each Fund's total assets after giving effect to the borrowing. The Investment Manager will not purchase securities when borrowings exceed 5% of total assets. The Funds may mortgage, pledge or hypothecate assets to secure such borrowings.


BASIC INVESTMENT TECHNIQUES

Securities Subject to Reorganization


         The Funds may invest in both debt and equity securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Manager, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.

Illiquid and Restricted Securities

         The Funds may not invest more than 15% of its net assets in (1) securities which are restricted or for which market quotations are not readily available; (2) fixed time deposits subject to withdrawal penalties (other than overnight deposits); (3) repurchase agreements having a maturity of more than seven days; and (4) other illiquid securities. The Funds will also treat non-U.S. Government interest-only or principal-only securities as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid. Illiquid securities are securities a Fund believes cannot be sold within seven days in the normal course of business at approximately the amount at which a Fund has valued or priced the securities and include securities a Fund may have acquired in private placements that have restrictions on their resale ("restricted securities"). The Funds deem time deposits and repurchase agreements maturing in more than seven days illiquid. Because an active market may not exist for illiquid securities, the Funds may experience delays and additional costs when trying to sell illiquid securities. The Board of Directors will establish procedures for determining the liquidity of securities and delegate the day-to-day liquidity determinations to the Adviser.

         Subject to the limitations for illiquid investments stated above, each Fund may purchase liquid restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Act"), without regard to the 15% limitation. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for 144A securities and the ability to liquidate these investments to satisfy redemption orders. However, an insufficient number of qualified institutional buyers interested in purchasing certain Rule 144A securities held by a Fund could adversely affect their marketability, causing a Fund to sell the securities at unfavorable prices.

Nonconvertible Debt Securities


         Under normal market conditions, the Chaconia I&G Fund will invest at least 25% of its assets in nonconvertible debt securities. For purposes of this investment policy, nonconvertible debt securities are defined as: (1) Rated corporate bonds, as well as variable amount master demand notes; (2) Government securities which include securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; (3) Commercial paper which include commercial paper of companies rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or rated P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's"). Fixed income securities rated, at the time of investment, less than BBB by S&P or Baa by Moody's or which are unrated but of comparable quality as determined by the Investment Manager, are not investment grade. These securities are viewed by the rating agencies as being predominantly speculative in nature. They may be characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading, among other risks. The Chaconia I&G Fund will not invest any of its assets in noninvestment grade debt securities. The market values of fixed income securities generally fall when interest rates rise and, conversely, rise when interest rates fall.


U.S. Government Securities


         The U.S. Government Securities in which the Funds may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association ("GNMA") certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities supported solely by the creditworthiness of the issuer, such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities. The Funds may invest in mortgage-backed securities issued or guaranteed by GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages. The mortgages backing these securities include, among others, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. The guarantees do not extend to the securities' yield or value, however, which are likely to vary inversely with fluctuations in interest rates, and, the guarantees do not extend to the yield or value of the Funds' shares.


The Schemes of the Trinidad and Tobago Unit Trust Corporation

         The Unit Trust Corporation was created by the Unit Trust Corporation of Trinidad and Tobago Act, 1981 (Republic of Trinidad and Tobago Act No. 26 of
1981). The Unit Trust Corporation's main office is located in the City of Port-of-Spain, Trinidad. The affairs of the Unit Trust Corporation are managed by a board of directors.

         The Schemes of the Trinidad and Tobago Unit Trust Corporation are investment companies as defined under the 1940 Act and their respective investments are at all times identified separate from the investments of the Unit Trust Corporation itself. Accounts of each of the Schemes of the Trinidad and Tobago Unit Trust Corporation are prepared separately from those of the Unit Trust Corporation. When an investor purchases units from the Unit Trust Corporation, he is purchasing units issued from the Schemes of the Trinidad and Tobago Unit Trust Corporation. The transaction is administered by the Unit Trust Corporation on behalf of the Schemes of the Trinidad and Tobago Unit Trust Corporation.


         The assets of the Schemes of the Trinidad and Tobago Unit Trust Corporation are predominantly invested in equity securities of Trinidad and Tobago corporations, and in fixed income securities of those corporations, as well as in Trinidad and Tobago government securities. As of September 30, 1998, the Schemes of the Trinidad and Tobago Unit Trust Corporation had an aggregate of approximately $400,763,053 (U.S. dollars) under management and approximately 226,672 unitholders.


         The financial records of the Unit Trust Corporation are examined and audited by the Auditor General of Trinidad and Tobago. The financial statements and records of the Unit Trust Corporation are prepared in accordance with the Trinidad and Tobago Accounting Standards and are reported in Trinidad and Tobago dollars.


         The 1940 Act limits the extent to which the Funds may purchase equity securities of the Schemes of the Trinidad and Tobago Unit Trust Corporation or any other investment companies. No more than 10% of each Fund's total assets may be used to purchase any securities of investment companies. The Funds will not purchase more than 3% of the total outstanding voting stock of an investment company nor purchase securities of an investment company having an aggregate value in excess of 5% of the value of the total assets of the investment company. The Funds will pay an investment management fee when it invests in the Schemes of the Trinidad and Tobago Unit Trust Corporation.

         As of June 30, 1998, the Unit Trust Corporation beneficially owned 5.32% of the outstanding voting stock of the Chaconia I&G Fund.

Temporary Defensive Purposes

         The Chaconia ACS Fund may adopt a temporary defensive position policy that allows it to invest up to 100% of its total assets in cash and money market obligations, including money market mutual funds, short-term investment-grade fixed-income securities, bankers' acceptances, commercial paper, commercial paper master notes and repurchase agreements when significant adverse market, economic, political or other circumstances require immediate action to avoid losses.

         During adverse market conditions, up to 100% of the Chaconia ACS Fund's total assets may be invested in U.S. securities or in securities primarily traded in one or more foreign countries, or in debt securities. To the extent the Chaconia ACS Fund is invested in temporary defensive instruments, it will not be pursuing its stated investment objective.

Portfolio Turnover

         Although the Funds do not purchase securities with the intent of turning them over rapidly, the Adviser, in pursuit of each Fund's investment objective, will continuously monitor each Fund's investments and make changes whenever changes in the markets, industry trends or the outlook for any portfolio security indicates to them that the objective could be better achieved by investment in another security, regardless of portfolio turnover. Each Fund's turnover may increase as a result of large amounts of purchases and redemptions of shares of a Fund due to economic, market or other factors that are not within the control of the each Fund's management.

         Each Fund's turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions, portfolio trading costs), which are paid by the Funds, and increases realized gains and losses. Distributions to shareholders of realized gains, to the extent they consist of net short-term capital gains, will be considered ordinary income for federal tax purposes. It is expected that under normal market conditions, the annual portfolio turnover rate for each of the Funds will not exceed 100%.

Warrants

         Each of the Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares if not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. No more than 5% of each equity Fund's net assets valued at the time of investment, will be invested in warrants.


CERTAIN INVESTMENT STRATEGIES AND SPECIAL RISK CONSIDERATIONS


General

         All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Funds are designed for long term investors who can accept the fluctuations in portfolio value and other risks associated with the primary objective of seeking current income and capital appreciation through investment in securities. There can be no assurance that the Funds will achieve their objective.

         The Funds will not make significant investments in securities of any one issuer to reduce risk. Although risk cannot be eliminated, this strategy reduces the impact of any single investment. The Funds may invest in both large and small companies. Investments in small companies involve greater risk than is customarily associated with more established companies. Smaller companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may have more limited marketability and be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general.

         Any investment by the Funds in short, medium or long term interest bearing obligations has the risk of principal fluctuation due to changing interest rates and the ability of the issuer to repay the obligation at maturity. Fixed income instrument prices are inversely related to interest rate movements, but proportional to the maturity of the instruments. That is, long-term instrument prices rise or fall more than short-term instruments for a given change in interest rates. Certain risk factors are also associated with other investment practices of the Funds (none of which is expected to involve more than 25% of each Fund's net assets), including investing in debt securities and investing in foreign securities. Although the Funds do not purchase securities with a view of rapid turnover, there are no limitations on the length of time portfolio securities must be held. Each Funds' portfolio turnover rate is not expected to exceed 100%. A portfolio turnover exceeding 100% generally results in increased transaction expenses and the realization of capital gains and losses.

Currency Risk

         Even though a Fund may hold securities denominated or traded in foreign currencies, a Fund's performance is measured in terms of U.S. dollars, which may subject a Fund to foreign currency risk. Foreign currency risk is the risk that the U.S. dollar value of foreign securities (and any income generated therefrom) held by a Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Therefore, the net asset value of a Fund may go up or down as the value of the dollar falls or rises compared to a foreign currency. To manage this risk and facilitate the purchase and sale of foreign securities for a Fund, the Adviser may engage in foreign currency transactions involving (1) the purchase and sale of forward foreign currency exchange contracts (agreements to exchange one currency for another at a future date); (2) options on foreign currencies; (3) currency futures contracts; or (4) options on currency futures contracts. Although the Funds may use foreign currency transactions to protect against adverse currency movements, foreign currency transactions involve the risk that the Adviser may not accurately predict the currency movements, which could adversely affect a Fund's total return.

Liquidity Risk

         Foreign markets or exchanges tend to have less trading volume than the New York Stock Exchange or other domestic stock exchanges or markets, meaning the foreign market may have less liquidity. Lower liquidity in a foreign market can affect the Chaconia ACS Fund's ability to purchase or sell blocks of securities and obtain the best price in the foreign market. Foreign markets tend to have greater spreads between bid and asked prices, trading interruptions or suspensions and brokerage and other transaction costs. Settlement practices vary from country to country and many foreign markets have longer settlement periods for their securities in comparison to domestic securities. These differing practices may cause the Chaconia ACS Fund to lose opportunities for favorable purchases elsewhere as well as interest income. Also, foreign markets may trade on days when the Funds do not value their portfolios. This means that a Fund's Net Asset Value can change on days when an investor's account cannot be accessed. The Funds may incur extra costs when involved in currency hedging.

Foreign Investment Expenses

         Investing in foreign securities generally costs more than investing in U.S. securities because of higher transaction costs, such as the commissions paid per share. As a result, mutual funds that invest in foreign securities tend to have higher expenses, particularly those that invest primarily in foreign securities. In addition to higher commissions, they generally have higher advisory and custodial fees. However, investors may find investing in a mutual fund that purchases foreign securities a more efficient way to invest in foreign securities than investing in individual foreign securities.

Political, Economic and Market Risks

         The degree of political and economic stability varies from country to country. If a country expropriates money from foreigners or nationalizes an industry, a Fund may lose some or all of any particular investment in that country. Individual foreign economies may vary favorably or unfavorably from the U.S. economy in such areas as growth of gross national product, inflation rate, savings, balance of payments and capital investment, which may affect the value of the Chaconia ACS Fund's investment in any foreign country.

Governmental Regulation

         Many foreign countries do not subject their markets to the same degree and type of laws and regulations that cover the U.S. markets. Also, many foreign governments impose restrictions on investments in their capital markets as well as taxes or other restrictions on repatriation of investment income. The regulatory differences in some foreign countries make investing or trading in their markets more difficult and risky.

Lack of Uniform Corporate Disclosure Standards

         Many countries have laws making information on publicly traded companies, banks and governments more difficult to obtain, incomplete or unavailable. The lack of uniform accounting standards and practices among countries impairs, the ability of investors to compare common valuation measures, such as price/earnings ratios, as applied to securities of different countries.

INVESTMENT RESTRICTIONS

         In addition to specific investment restrictions described in the Statement of Additional Information, only a vote of the majority of the outstanding shares can change:

                  -        the policies on borrowing and lending securities; and

                  - the restriction on concentrating investments in a single industry, which limits the Funds from investing more than 25% of its total assets in any single industry. This restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

MANAGEMENT OF THE FUNDS


Board of Directors


         The overall management of the business and affairs of the Funds are vested with the Board of Directors of the Corporation. The Board of Directors approves all significant agreements between the Funds and persons or companies furnishing services to each Fund, including the agreements with their Investment Manager, Sub-Advisor, Custodian, Transfer Agent, selected broker-dealers and Administrator. The day-to-day operations of the Funds are delegated to the officers of the Corporation, subject to the investment objectives and policies of the Funds and to general supervision by the Board of Directors.

         The Board of Directors of the Corporation are presently comprised of five members, four of whom reside outside the United States. Directors Clarry Benn, Judy Chang, Renrick Nickie and Roosevelt Williams are residents of the Republic of Trinidad and Tobago. Judy Chang serves as Chair of the Board of Directors. Clarry Benn and Renrick Nickie also serve as executive officers of the Corporation.

         The Maryland General Corporation Law subjects all directors and officers of the Corporation to fiduciary duties for the lawful management of the Corporation's organization and operation, including federal and state securities laws. Investors of the Funds may not be able to effect service of process within the United States upon the nonresident directors and officers of the Corporation for the enforcement of civil liabilities under federal and state securities laws. The Funds have appointed an agent for service of process in the states where the Funds have registered their securities for offer and sale.

         The United States and the Republic of Trinidad and Tobago are not parties to a convention governing the mutual recognition and enforcement of foreign money judgments. Investors of the Funds may not be able to enforce a United States or Trinidad and Tobago court judgment against nonresident directors and officers of the Corporation.

The Investment Manager


         The Investment Manager is subject to the control of the Board of Directors of the Corporation. The Investment Manager was incorporated as a registered investment advisor in 1971. In November 1985, the Investment Manager entered into a limited partnership with Britannia Arrow Holdings, PLC, a major U.K. financial services company, to pursue global investment business. The Investment Manager was the general partner. In December 1988, the two firms completed a merger, creating the global investment organization of INVESCO, with offices worldwide. In February 1997, a subsidiary of INVESCO PLC, ultimate parent of the Investment Manager, merged with A I M Management Group, Inc., one of the largest mutual fund managers in the United States, which resulted in a new financial services company, well-equipped to provide the Funds and investors with a competitive spectrum of investment management capabilities.

         The Investment Manager manages over $40 billion in retirement fund assets for over 350 institutional clients located throughout the U.S., the U.K. and Japan. The Investment Manager's clients include corporate pension and profit sharing plans, public funds, joint- trustee funds, endowment and foundation accounts. The Investment Manager has provided investment advisory services to registered investment companies.

         The Investment Manager is authorized to consider sales of shares of the Funds as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution," i.e., prompt and efficient execution at the most favorable securities price.

         Under the Investment Management Agreements, between the Funds and the Investment Manager, the Funds pay the Investment Manager a fee, computed daily, and payable monthly, at the annual rate of the greater of $50,000 or 0.75% of 1% on first $10 million, 0.50% of 1% on next $10 million and 0.25% of 1% over $20 million of each Fund's average daily net assets. The minimum management fee of $50,000 or 0.75% of 1% on the first $10 million is higher than most investment companies are charged. The management fee charged on average daily net assets in excess of $10 million is not higher than most investment companies are charged. The Funds and the Investment Manager believe the fee is appropriate considering the investment objectives of the Funds. The advisory fee paid by the Chaconia I&G Fund for the fiscal year ended December 31, 1997 and the six months ended June 30, 1998 were equal to 0.68% and 0.57% (annualized), respectively of the Chaconia I&G Fund's average net assets.

Sub-Advisor

         Certain security investments for the Chaconia ACS Fund may be made by the UTC pursuant to a Sub-Advisory Agreement by and among the UTC and the Corporation on behalf of the Chaconia ACS Fund.


Administrator


         American Data Services, Inc. (the "Administrator"), located at The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York 11788, serves pursuant to agreements with the Funds (the "Administrative Services Agreements"). Pursuant to the Administrative Services Agreements, subject to the overall authority of the Board of Directors in accordance with Maryland law, the Administrator will assist in the administration and operation of the Funds, including, but not limited to, the preparation of statistical and research data, data processing services, preparation of management reports for performance and compliance, as well as prepare and maintain the operating expense budget of the Funds. The administration fee paid by the Chaconia I&G Fund for the fiscal year ended December 31, 1997 and the six months ended June 30, 1998 to the Administrator was equal to 0.38% and 0.30% (annualized), respectively, of the Chaconia I&G Funds average net assets.


Fund Operating Expenses


         In addition to the fees payable to the Investment Manager and the Administrator, the Funds are responsible for its operating expenses, including:
(i) interest and taxes; (ii) brokerage  commissions;  (iii) insurance  premiums;
(iv) compensation and expenses of, directors other than those affiliated with the Investment Manager; (v) legal and audit expenses; (vi) fees and expenses of the Custodian, shareholder service or Transfer Agent; (vii) fees and expenses for registration or qualification of the Funds and their shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to stockholders; (ix) other expenses incidental to holding any stockholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) Rule 12b-1 fees paid by the Funds in connection with the

Distribution Plan; (xii) service fees paid by the Funds in connection with the personal service and/or maintenance of shareholder accounts; and (xiii) such nonrecurring expenses as may arise, including litigation affecting the Funds and the legal obligations with respect to which the Funds may have to indemnify its officers and directors.

         See the Statement of Additional Information for more information as to the Board of Directors, Officers, the Investment Manager and operating expenses of the Funds.


HOW TO PURCHASE SHARES

Opening an Account


         In order to invest in the Funds, an investor must first complete and sign an account application. Shares of the Funds may be purchased either by mail or by telephone through selected broker-dealers who have a sales agreement with the Funds or through the Transfer Agent, at the offering price next determined after receipt of an order by selected broker-dealers or the Transfer Agent, in proper form. The offering price is the net asset value per share of the Funds.

         The Funds may from time to time pay a bonus or other incentive to the selected dealers that employ a sales representative who sells a minimum dollar amount of shares of the Funds. Such bonus or other incentives may take the form of payment for travel expense including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States.

         The minimum initial investment in each Fund including purchases for an Individual Retirement Account is $250. See "Retirement Plans." Subsequent investments are a minimum of $100. The Funds reserve the right to reject any purchase order.


Automatic Investments


         Shareholders in each Fund may elect to make subsequent investments through a continuing automatic transfer ("CAT") program. To elect the CAT, complete the CAT program section of the account application and include a voided unsigned check from the bank account to be debited. You should consider your financial ability to participate in the CAT program. The Funds reserve the right to close your account under certain circumstances or you may find it necessary to redeem your account, either of which may occur in periods of declining share prices or during periods of rising prices. The Funds reserve the right to suspend, modify or terminate the CAT program without notice.

         The Funds reserve the right to reject any order.


         Purchase orders may either be placed with selected broker-dealers or submitted to the Transfer Agent as follows:

Purchase Placed With Selected Broker-Dealers


         Selected broker-dealers may place orders for shares of each Fund on behalf of clients at the offering price next determined after receipt of the client's order made by calling the Transfer Agent. If the order is placed by a client with a selected dealer prior to 4 p.m. Eastern time on any day the New York Stock Exchange is open for trading, and forwarded to the Transfer Agent prior to 5 p.m. Eastern time on that day, it will be confirmed to the selected dealer at the applicable offering price determined that day. The selected broker-dealer is responsible for placing purchase orders promptly with the Transfer Agent and for forwarding payment.

Purchase Placed With Transfer Agent


         Investors may mail an application form, together with a check payable to the Chaconia I&G Fund or the Chaconia ACS Fund, as the case may be, directly to the Transfer Agent, at the following address:


                              American Data Services, Inc.
                              The Hauppauge Corporate Center
                              150 Motor Parkway
                              Suite 109
                              Hauppauge, NY 11788

         If the purchase being made is a subsequent investment, the stockholder should send a stub from a confirmation previously received from the Transfer Agent in lieu of the application form. If no such stub is available, a brief letter giving the registration of the account, the name of the Fund and the account number should accompany the check. In addition, the stockholder's account number should be written on the check. Checks do not need to be certified but are accepted subject to face value in United States dollars and must be drawn on United States banks.


         Shares of the Chaconia I&G Fund or the Chaconia ACS Fund will be purchased for the account of the investor by the Transfer Agent as agent for the investor's selected dealer at the offering price next determined after receipt by the Transfer Agent of the check together with the appropriate form or other identifying information.

         Each Fund offers additional services to investors, including plans for the systematic investment and withdrawal of money as well as prototype retirement programs. Information about these services is also available in the Statement of Additional Information or from selected broker-dealers or the Transfer Agent.


Net Asset Value


         Each Fund's net asset value per share is determined on each day that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of the Exchange, currently 4 p.m., Eastern time. The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of the Fund's portfolio securities will be the market value of such securities. See the Statement of Additional Information for further information.


DISTRIBUTION PLAN AND SERVICE FEES


         The Board of Directors has adopted a Distribution Plan applicable to the Chaconia I&G Fund or the Chaconia ACS Fund under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

         Pursuant to each Plan, registered broker-dealers and others ("Qualified Recipients") that have rendered distribution assistance (whether direct, administrative or both) and that enter into written agreements with a Fund may receive fees at rates determined by the Board of Directors. In addition, each Fund will purchase advertising, sales literature, other promotional material and marketing services. The Funds will reimburse the Investment Manager and Qualified Recipients for these expenditures, including interest expenses and other overhead items, during a fiscal year of the Funds, up to a limit of 0.50% of 1% on an annual basis of the Fund's average daily net assets, subject to compliance with guidelines adopted from time to time by the Board of Directors .

         No reimbursements under the Plan will be made for expenditures or fees for fiscal years prior to the fiscal year in question or in contemplation of future fees or expenditures. In addition to payments received pursuant to the Plan, Qualified Recipients which are selected dealers may receive a service fee in the amount of .25% of each shareholder account opened with the Fund as a result of a sale made by them of Fund shares. The service fee is paid by the Funds to the Qualified Recipient for the personal service and/or maintenance of shareholder accounts; and the Qualified Recipient may receive commissions on a Fund's portfolio transactions subject to the provisions of the Management Agreements (see the Statement of Additional Information).

         The enactment of the National Securities Markets Improvement Act in October 1996 created an amendment to the 1940 Act. The changes in legislation will enable the Funds to distribute its shares to a larger number of states.

HOW TO REDEEM SHARES


         The Funds will redeem for cash all of its full and fractional shares at the net asset value per share next determined after receipt by the Transfer Agent of a redemption request in proper form, as described below. A stockholder wishing to redeem shares may do so at any time by writing to the Funds in care of its Transfer Agent at The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York 11788. The instructions should specify the name of the Funds, the number of shares to be redeemed and be signed by all registered owners exactly as the account is registered. The redemption request will not be accepted unless it contains all required documents in proper form, as described below.


Proper Form

         In addition to written instructions, if any shares being redeemed are represented by stock certificates, the certificates must be surrendered. The certificates must either be endorsed or accompanied by a stock power signed by the registered owners, exactly as the certificates are registered. The signatures on the certificates or stock powers, as well as the signatures on any redemption request concerning shares not represented by certificates, must conform to the requirements of the Transfer Agent. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the stockholder of record. Any questions concerning documents needed should be directed to the Transfer Agent.

Payments


         Payment for shares tendered will be made within seven days after receipt by the Transfer Agent of instructions, certificates, if any, and other documents, all in proper form. Payment may be delayed under unusual circumstances, as specified in the 1940 Act or as determined by the SEC. Payment may also be delayed for any shares purchased by check until the Funds have determined that the purchase check will be honored, which may take up to 15 calendar days.


Redemption in Kind


         If the Board of Directors determines that it would be detrimental to the best interests of the remaining stockholders of a Fund to make payment wholly or partly in cash, the redemption value may be paid in whole or in part by a distribution in kind of securities from the portfolio of a Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Funds, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of a Fund during any 90-day period for any one stockholder. Should redemptions by any stockholder exceed such limitation, the Funds will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming stockholder would incur brokerage costs in converting the assets into cash.


Reinvestment Privilege


         A stockholder who has redeemed all or part of his or her shares of a Fund may reinvest all or part of the redemption proceeds in shares of a Fund at the net asset value next computed after receipt of the reinvestment order if such reinvestment is effected within 30 days after the redemption. The privilege may be exercised only once by a stockholder. However, a stockholder has not used up this one-time privilege if the sole purpose of a prior redemption was to invest the proceeds at net asset value in a qualified retirement plan. If the stockholder has realized a gain on the redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested.


Redemption of Small Accounts


         The Board of Directors may, in order to reduce the expenses of a Fund, redeem all of the shares of any stockholder (other than a qualified retirement plan) whose account has declined to a net asset value of less than $100, as a result of a transfer or redemption, at the net asset value determined as of the close of business on the business day preceding the sending of notice of such redemption. Stockholders will be given 60 days' prior written notice in which to purchase sufficient shares to avoid such redemption.

RETIREMENT PLANS


         Individual shareholders may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Funds offer two types of IRAs that can be adopted by executing the appropriate Internal Revenue Service ("IRS") form. The minimum investment required to open an IRA for investment in shares of each Fund is $250 for an individual except that both the individual and his or her spouse would be able to establish separate IRAs if their combined investment is $400.


Traditional IRA

         In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70- 1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

Roth IRA

         In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59 1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to the Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.

         For  Traditional  and  Roth  IRAs,  the  maximum  annual   contribution
generally is equal to the lesser of $2,000 or 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.


         Each Fund's shares may also be a suitable investment for other types of qualified pension or profit sharing plans that are employer-sponsored, including deferred compensation or salary reduction plans known as 401(k) plans which give participants the right to defer portions of their compensation for investment on a tax deferred basis until distributions are made from the plans.


DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions


         Each dividend and capital gains distribution, if any, declared by the Funds on their outstanding shares will, unless the stockholder elects otherwise, be paid on the payment date fixed by the Board of Directors in additional shares of the Funds having an aggregate net asset value as to the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions may be changed by notifying the Funds in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or realize any capital gains. However, the Funds currently intend to pay dividends and capital gains distributions, if any, on an annual basis.


Taxes


         The Funds intend to qualify for tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended (the "Code"). Such qualification generally will relieve the Funds of liability for federal income taxes to the extent its earnings are distributed.

         The Funds contemplate declaring as dividends each year at least 90% of its investment company income. An investor who receives a dividend derived from investment company taxable income (which includes any excess of net short-term capital gain over net long-term capital loss) treats the dividend, whether paid in the form of cash or additional shares, as a receipt of ordinary income.

         Any dividend or distribution of a Fund's excess of net long-term capital gain over its net short-term capital loss will be taxable to a shareholder as a long-term capital gain, regardless of how long the shareholder has held shares of a Fund. Capital gain dividends that are payable to individuals, estate or trusts for taxable years ending on or after May 7, 1997 will be designated as a 20% rate gain distribution, an unrecaptured section 1250 gain distribution or a 28% rate gain distribution depending upon a Fund's holding period for the shares. Capital gain dividends that are payable to corporations are taxable at a 28% rate if held for more than one year. The 70% dividends-received deduction for corporations applies to dividends from the Fund's net investment income, subject to proportionate reductions if aggregate dividends received by the Funds from domestic corporations in any year are less than 100% of the distribution of net investment company taxable income made by the Funds.


         The Transfer Agent is required to send stockholders and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions (both taxable and tax-exempt) paid to stockholders during the preceding year. This statement should be kept as a permanent record. A fee may be charged for any duplicate information requested.


         Before investing in the Funds, individuals are advised to check the consequences of local and state tax laws, and the consequences for any retirement plan offering tax benefits.


GENERAL INFORMATION

Description of Shares, Voting Rights and Liabilities


         The Corporation is a Maryland corporation, incorporated on October 24, 1990, and registered as an open-ended, nondiversified, management investment company under the 1940 Act. The Corporation's capital stock consists of a single class of common stock which is divisible into an unlimited number of series. Each Fund represents a separate series of Common Stock. The authorized capital stock consists of 10,000,000 shares of Common Stock, of which 8,000,000 are allocated to the Chaconia I&G Fund and 2,000,000 are allocated to the Chaconia ACS Fund. The Corporation's Board of Directors is authorized to divide the unissued shares into one or more classes of common stock (which may be referred to as portfolios, funds or series), each class representing a separate, additional Corporation portfolio, and to fix the number of shares in any such class.


         Shares of all classes will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected class. Each share of any class of shares when issued has equal dividend, liquidation and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.


         There are no conversion or preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the stockholder.

         The Corporation sends semiannual and annual reports to all of its stockholders which include a list of portfolio securities and each Corporation's financial statements which shall be audited annually.

         The shares of each Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested in writing to the Transfer Agent by an investor who is a stockholder of record, the Funds do not issue certificates evidencing the Fund's shares.

         The Corporation will hold an annual stockholder meeting each year. Special meetings of the stockholders will be held for the consideration of proposals requiring stockholder approval by law, such as changing fundamental policies or upon the written request of 25% of the Corporation's outstanding shares. The directors will promptly call a meeting of stockholders to consider the removal of a director or directors when requested to do so by the holders of not less than 10% of the outstanding shares and that stockholders will receive communication assistance in connection with calling such a meeting. At any meeting of stockholders duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast thereon, remove any director or directors from office, with or without cause, and may elect a successor or successors to fill any resulting vacancies for the unexpired term of the removed director.

         The Corporation's organizing documents have been filed with the SEC as exhibits to the Corporation's registration statement and can be found at the SEC, at the Corporation's principal office or at the offices of the Corporation's legal counsel.


Stockholder Approval


         Other than the election of directors, which is by plurality, any matter for which stockholder approval is required by (1) the Maryland General Corporation Law, requires the affirmative vote of at least a majority of all votes cast at a meeting at which a quorum is present and (2) the 1940 Act, requires the affirmative vote of at least a "majority" (as defined by the 1940
Act) of the outstanding voting securities of the Corporation entitled to vote at a meeting called for the purpose of considering such approval. Pursuant to the Corporation's Articles of Incorporation, the presence in person or by proxy of the holders of one-third of the outstanding voting securities entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of any business at all meetings of the stockholders except as otherwise provided by law or in the Articles of Incorporation. The 1940 Act defines a majority as the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.


Legal Proceedings


         There are currently no pending material legal proceedings against the Corporation or the Unit Trust Corporation.


Performance Information


         Each Fund may furnish data about its investment performance in advertisements, sales literature and reports to stockholders. "Total return" represents the annual percentage change in value of $10,000 invested at the maximum public offering price for the one and five year periods and the life of each Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. Quotations of "yield" will be based on the investment income per share earned during the particular 30-day period, less expenses accrued during the period, with the remainder being divided by the maximum offering price per share on the last day of the period. Each Fund may also furnish total return and yield calculations for other periods and/or based on investments at various sales charge levels or net asset values. Any performance data which is based on a Fund's net asset value per share would be reduced if a sales charge were taken into account.

Year 2000

            The Corporation is aware of the "Year 2000" issue. The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive computer application systems rather than the use of a four-digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in the Corporation's business operations.

            The  Corporation  has  no  application  systems  of its  own  and is entirely dependent on its service providers' systems and software. The Corporation is working with its service providers (including its investment adviser, administrator, transfer agent and custodian) to identify and remedy any Year 2000 issues. However, the Corporation cannot guarantee that all Year 2000 issues will be identified and remedied, and the failure to successfully identify and remedy all Year 2000 issues could result in an adverse impact on the corporation.

Custodian


         Star Bank, N.A. is the custodian for the Fund's cash and securities.

Independent Accountants


         PricewaterhouseCoopers LLP has been appointed independent accountants for the Funds.


Information for Stockholders

         All stockholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Transfer Agent. For assistance, call 516-951-0500 or 1-800-368-3322.


         This Prospectus omits certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such Registration Statement and the Annual Report to Shareholders of the Funds may be obtained without charge from the Funds or selected broker-dealers.

ACCOUNT APPLICATION

Mail to: American Data Services, Inc.
         The Hauppauge Corporate Center
         150 Motor Parkway
         Suite 109
         Hauppauge, NY 11788 U.S.A.
         800-368-3322 (U.S.)

For individual, custodial, trust, profit-sharing or pension plan accounts. Do not use this form for IRAs. Please contact American Data Services, Inc. directly for IRA information.

ACCOUNT REGISTRATION
--------------------------------------------------------------------------------
Name of Owner(s) (Individual, Joint, Custodian, Company or Trustee)
--------------------------------------------------------------------------------
Mailing Address
--------------------------------------------------------------------------------
City                                             State                     Zip
--------------------------------------------------------------------------------
Daytime Telephone Number
--------------------------------------------------------------------------------
Social Security Number or Taxpayer Identification Number
--------------------------------------------------------------------------------
Date of Birth   /   /
--------------------------------------------------------------------------------
Citizen of:
         [ ] United States
         [ ] Other (specify) _________________________

INVESTMENT

Please indicate the amount you wish to invest ($250.00 minimum).


                                           Payment by ___ Check ___ Wire

                                          [ ] Chaconia I&G Fund     $



                                          [ ] Chaconia ACS Fund     $




Indicate date of wire _________________________

(please call 516-951-0500 or 800-368-3322 (U.S.) for wire instructions)


DISTRIBUTIONS

Distributions will be reinvested in additional shares unless one of the following boxes is checked.

     [ ] Send me a check for all dividends and distributions.
     [ ] Send me a check for dividends, but reinvest capital gain distributions.

SIGNATURES AND CERTIFICATION


I (we) understand that certificates for the shares purchased hereby will be issued only upon request. I represent that I am of legal age and have legal capacity to make this purchase and have received and read a current prospectus of the Funds. I certify under penalty of perjury that:


1. The social security or other tax identification number stated is correct.

2. I am not subject to backup withholding because*
    [ ] A. The IRS has not informed me that I am subject to backup withholding.
    [ ] B. The IRS has notified me that I am no longer subject to backup withholding.

*Check the appropriate box. If this statement is not true and you are subject to backup withholding, strike out section 2.

                      ---------------------------------             ----------
                      Signature of Owner, Trustee or                 Date
                      Custodian
                      ---------------------------------             ----------
                      Signature of Joint Owner                       Date
                      (Required if Joint Registration)

DEALER INFORMATION
--------------------------------------------------------------------------------
Dealer Name
--------------------------------------------------------------------------------
Representative's Name
--------------------------------------------------------------------------------
Branch Address
--------------------------------------------------------------------------------
Branch Number                                                           AE#
--------------------------------------------------------------------------------
Street
--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
State                                                                      Zip

                                   CAT PROGRAM
                      Continuing Automatic Transfer Program

How does it work?

You choose any amount you would like of $50.00 or more to invest each month. Your transfer agent ("ADS") will establish a file with the applicable Fund's custodian bank, Star Bank, N.A. (the "Custodian"), with the amount you have chosen to invest. The Custodian then draws an automatic clearinghouse ("ACH") debit electronically against your checking account each month. Shares of the applicable Fund are purchased on the same day the Custodian draws the debit, a confirmation of each purchase is sent to you by ADS, and your bank statement will reflect the amount of each debit.


How do I set it up?

Existing Shareholders -- Complete this form following the instructions below. Be sure to check the box below indicating that you already are a shareholder of the applicable Fund and write your account number in the space provided. New Shareholder -- You must first complete a regular account application, enclose a check ($250.00 minimum) made payable to Chaconia I&G Fund or the Chaconia ACS Fund to open your account and complete this form following the instructions below. Be sure to check the box below indicating that you are a new shareholder with the Chaconia I&G Fund or the Chaconia ACS Fund.

Mark one of your personal checks or savings account deposit slips "VOID" and attach the voided check or savings deposit slip to this form. Mail this form, with the voided check or savings deposit slip attached, to ADS, at the address below. As soon as your bank accepts your authorization, monthly debits will be generated and purchases of the applicable Fund shares will begin. Please note that your bank must be able to accept ACH transactions and/or be a member of an ACH association. Your bank manager should be able to tell you about your bank's capabilities. The Fund cannot guarantee acceptance by your bank. Please allow one month for processing of the CAT Application before the first monthly debit occurs.


MAIL TO:          The Chaconia Income & Growth Fund, Inc.
                  c/o American Data Services, Inc.
                  The Hauppauge Corporate Center
                  150 Motor Parkway, Suite 109
                  Hauppauge, NY 11788
                                             FOR ADDITIONAL
                                            INFORMATION CALL:

                                            800-368-3322 (U.S.)

    [ ] YES, I authorize the Continuing Automatic Transfer Program ("CAT") be established for my account with The Chaconia Income & Growth Fund, Inc. Please begin CAT Investing for me and invest


    (i) $ ____________ ($50 minimum) in shares of the Chaconia I&G Fund on the:

         [ ] 1st
         [ ] 15th of each month.

    (ii) $ ___________ ($50 minimum) in shares of the Chaconia ACS Fund on the:


         [ ] 1st
         [ ] 15th of each month.

    Check one:


        [ ] I am in the process of opening an account with the Chaconia I&G Fund or the Chaconia ACS Fund. Enclosed is my account application and check ($250 minimum) made payable to Chaconia I&G Fund, or the Chaconia ACS Fund

        [ ] I already have an existing account with the Chaconia I&G Fund or the Chaconia ACS Fund; my account number is_______________________


--------------------------------------------------------------------------------
Name of my bank
--------------------------------------------------------------------------------
Address of my bank

I understand that my ACH debit for my CAT will be dated each month on the day specified above. I agree that if such debit is not honored upon presentation, ADS and the Custodian may discontinue this service, and any purchase of a Fund's shares may be reversed. I further understand that the net asset value of shares of the applicable Fund at the time of such reversal may be less than the net asset value on the day of the original purchase. ADS and the Custodian are authorized to redeem sufficient additional full and fractional shares from my account to make up the deficiency. CAT Investing may be discontinued by ADS and the Custodian upon 30 days' written notice or by the investor by written notice to ADS (at the above address) provided the notice is received no later than 5 business days prior to the specified investment date.



--------------------------------------------------------------------------------
Signature of depositor       Date       Signature of Co-Depositor        Date
                                      (required for joint accounts)

                             DATED FEBRUARY 15, 1999


                     THE CHACONIA INCOME & GROWTH FUND, INC.

                       Statement of Additional Information

          Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission (the "SEC"). These securities may not be sold nor many any offers to buy be accepted prior to the time the registration becomes effective.


          This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus of The Chaconia Income & Growth Fund, Inc. (the "Corporation") relating to two separate portfolios, the Chaconia Income & Growth Fund (the "Chaconia I&G Fund") and the Chaconia Association of Caribbean States Fund (the "Chaconia ACS Fund") (collectively, the "Funds"). A copy of the Prospectus may be obtained from the Fund c/o American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York 11788.

                                TABLE OF CONTENTS

                                                                 Cross-Reference
                                                                 to Page in the
                                                        Page     Prospectus


       Investment Objective and Policies                   1             5


       Basic Investment Techniques                         3             7


       U.S. Government Securities                          4             8


       Certain Investment Strategies and Special           5             9
       Risk Considerations

       Investment Restrictions                             6             -


       Management                                          7            11


       Portfolio Transactions and Brokerage               10             -


       Purchase and Redemption of Shares                  11            13 &  15


       Retirement Plans                                   12            16


       Dividends, Distributions and Taxes                 13            16


       Investment Performance Information                 14              -


       General Information                                15            17


       Financial Statements                               16              -


       Appendix-Description of Ratings                    16              -

INVESTMENT OBJECTIVE AND POLICIES


Chaconia I&G Fund

          The investment objective of the Chaconia I&G Fund is to seek high current income and capital appreciation. It seeks to meet its objective by investing the Chaconia I&G Fund's assets in: U.S. Government securities including U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, investment grade corporate bonds, investment grade foreign government bonds, equity securities of U.S., Canadian, British and Trinidad and Tobago companies, ADRs, the Schemes of the Trinidad and Tobago Unit Trust Corporation, certificates of deposit and money market funds. There can be no assurance that the Chaconia I&G Fund will be able to achieve its objective.

          The Chaconia I&G Fund intends to invest in the Schemes of the Trinidad and Tobago Unit Trust Corporation only if the Chaconia I&G Fund determines that there are no adverse restrictions to realizing an investment in the Schemes of the Trinidad and Tobago Unit Trust Corporation and the Investment Manager believes the potential rewards from the Schemes of the Trinidad and Tobago Unit Trust Corporation are greater than the other investments described above.

          The Chaconia I&G Fund's investment policy will emphasize debt instruments to achieve the Chaconia I&G Fund's current income objective. Under normal market conditions, the Chaconia I&G Fund will maintain a level of at least 25% of its total assets invested in debt securities and at least 25% of its total assets invested in equity securities. The investment in equity securities versus debt securities will depend upon the Investment Manager's evaluation of the relative merits and risks of equity securities versus bonds.


          The attractiveness of nongovernment instruments will be judged based upon their potential return enhancement and creditworthiness. Potential return is determined by observing the existing yield spread differential within a historical context and purchasing such instruments only when the differential is at levels which are above a long-term mean. Within the investment credit spectrum, to ensure protection of principal, additional credit analysis will be undertaken in employing the Investment Manager's proprietary analytical techniques and data bases to further reduce the risk.


          In determining the maturity of the debt securities the Chaconia I&G Fund invests in, the Investment Manager will focus on whether the level of real yield, after taking into account inflation, is adequate to compensate for the greater volatility and risks associated with debt securities having a greater maturity. Generally, the longer the maturity of a debt security, the greater its price volatility. Conversely, the shorter the maturity, the lower its price volatility. During a typical credit cycle, the average duration implied by this discipline will likely average 5 years within a range normally of 2.5 to 8 years. Debt securities are defined as: U.S. and foreign nonconvertible company bonds, U.S. and foreign government securities and commercial paper.

          In determining what equity securities the Chaconia I&G Fund will invest in, the Investment Manager will focus on the actual earnings, return on equity and dividend history of the company. The Investment Manager will seek to invest in equity securities of companies whose shares are undervalued based on the current price relative to the long-term record of the company. For purposes of this investment policy, equity securities are defined as: U.S. and foreign common stocks, ADRs, warrants, convertible bonds, convertible debentures, preferred stock and stock rights. No more than 5% of the Chaconia I&G Fund's net assets may be used to purchase warrants or stock rights. For purposes of this investment policy, a warrant is defined as a certificate giving the holder the right to purchase securities at a stipulated price within a specified time limit or perpetually. Sometimes a warrant is offered with securities as an inducement to buy. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Chaconia I&G Fund may not purchase options on equity securities.

          The Chaconia I&G Fund intends to invest in a variety of securities, with differing issuers, maturities and interest rates. If the Investment Manager believes that stocks in general are overvalued, or that interest rates may rise substantially, or that the general economic environment may be deteriorating, the Investment Manager may assume a temporary defensive position and may invest up to 100% of the Chaconia I&G Fund's assets in high quality commercial paper and short-term U.S. Government securities such as Treasury Bills and Treasury Notes. The Chaconia I&G Fund intends to operate as a "regulated investment company" under Subchapter M of the Internal Revenue Code. See "Dividends, Distributions and Taxes." The average U.S. dollar weighted duration of the Chaconia I&G Fund's portfolio is not expected to exceed ten years.

          The Chaconia I&G Fund does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Chaconia I&G Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude debt securities having a maturity at the date of purchase of one year or less.

          Subject to its investment policy of normally investing at least 25% of its total assets in U.S. Government securities, investment grade corporate bonds and investment grade foreign government bonds, the Chaconia I&G Fund is permitted to invest in (1) U.S. dollar denominated debt securities, similar in nature to those described above, regardless of the domicile of the issuers and
(2) income producing equity securities of companies domiciled in the United States (some of which may be denominated other than in U.S. dollars). Some of these securities are issued in the Eurodollar market by multinational banks and companies which may have operations in Trinidad and Tobago.

Chaconia ACS Fund

          The Chaconia ACS Fund's investment objective is to seek long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non U.S. issuers domiciled and/or operating in the member countries of the ACS. Under normal circumstances the Chaconia ACS Fund intends to invest at least 65% of its total assets in foreign common stocks and equity-related securities, including preferred stocks, warrants, convertible securities and other similar rights. The Chaconia ACS Fund may purchase securities of foreign issuers directly or in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts
(GDRs) or other securities representing shares of non-U.S. issuers domiciled or operating in the ACS.

          The ACS facilitates consultation, co-operation and concerted action among its Member States and Associate Members. It also aims to promote the implementation of policies and programmes designed to: promote an enhanced economic space for trade and investment with opportunities for co-operation and concerted action, in order to increase the benefit which accrue to the peoples of the Caribbean from their resources and assets, including the Caribbean Sea. The ACS, which is headquartered in Port of Spain, Trinidad and Tobago, promotes economic integration, including the liberalization of trade, investment, transportation and other related areas among its members.

          The Member States of the ACS are Antigua and Barbuda, The Bahamas, Barbados, Belize, Colombia, Costa Rica, Cuba, Dominica, the Dominican Republic, El Salvador, Grenada, Guatemala, Guyana, Haiti, Honduras, Jamaica, Mexico, Nicaragua, Panama, St. Kitts and Nevis, St. Lucia, St. Vincent and the Grenadines, Suriname, Trinidad and Tobago and Venezuela. Currently, France (in respect of French Guiana, Guadeloupe and Martinique) is an Associate Member of the ACS. During the Third Ordinary Meeting of the Ministerial Council in Cartagena de Indias, Colombia in November 1997, the Netherlands Antilles signed the Convention Establishing the ACS, to be admitted as an Associate Member. Following ratification, an appropriate Co-operation Agreement will be negotiated.

          The states, countries and territories eligible for Associate Membership in the ACS are Aruba, Anguilla, Bermuda, the British Virgin Islands, the Cayman Islands, Montserrat, Puerto Rico, Turks and Caicos Islands, and the United States Virgin Islands. In addition, the following have been admitted as Observers in the ACS: Argentina, Brazil, Canada, Chile, Ecuador, Egypt, India, Italy, the Kingdom of the Netherlands (in respect of the Netherlands and Aruba), Morocco, Peru, the Russian Federation and Spain.

          The Chaconia ACS Fund intends to diversify its holdings among several countries and to have, under normal market conditions, investments in the securities markets of at least 5 countries outside the U.S. The Chaconia ACS Fund does not have any limitations on the percentage of it assets that may be invested in securities primarily traded in any one country. The Chaconia ACS Fund may invest in securities traded in mature markets, such as Japan, Canada and the United Kingdom; less developed markets in emerging markets.

General

                  The Funds may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing for any purpose including redemptions may not, in the aggregate, exceed 5% of total assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each Fund's total assets after giving effect to the borrowing. The Investment Manager will not purchase securities when borrowings exceed 5% of total assets. The Funds may mortgage, pledge or hypothecate assets to secure such borrowings.


BASIC INVESTMENT TECHNIQUES

Securities Subject to Reorganization


          The Funds may invest in both debt and equity securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of INVESCO CAPITAL MGMT., INC. (the "Investment Manager"), there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.

          In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by stockholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such consistencies requires unusually broad knowledge and experience on the part of the Investment Manager which must appraise not only the value of the issuer and its component businesses, as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. In making these investments, the Funds will not violate any of their investment restrictions including the requirement that: (a) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer, and (b) it will not invest more than 25% of its total assets in any one industry. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Funds, thereby increasing its brokerage and other transaction expenses, as well as make it more difficult for the Funds to meet the test for favorable tax treatment as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") (see "Dividends, Distributions and Taxes"). The Investment Manager intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments, as well as to monitor the effect of such investments on the tax qualifications test of the Code.


Nonconvertible Debt Securities


          Under normal market conditions, the Chaconia I&G Fund will invest at least 25% of its assets in nonconvertible debt securities. For purposes of this investment policy, nonconvertible debt securities are defined as: (1) Rated corporate bonds, as well as variable amount master demand notes; unrated bonds are more speculative in nature than rated bonds; (2) Government securities which include securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; and (3) Commercial paper which include commercial paper of companies rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or rated P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's"). Fixed income securities rated, at the time of investment, less than BBB by S&P or Baa by Moody's or which are unrated but of comparable quality as determined by the Investment Manager, are not investment grade and are viewed by the rating agencies as being predominantly speculative in character and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading, among other risks. The Chaconia I&G Fund will not invest any of its assets in noninvestment grade debt securities.


          The market values of fixed income securities generally fall when interest rates rise and, conversely, rise when interest rates fall.


          If the Investment Manager believes that stocks in general are overvalued, or that interest rates may rise substantially, or that the general economic environment may be deteriorating, the Investment Manager may assume a temporary defensive position and may invest up to 100% of the Chaconia I&G Fund's assets in high quality commercial paper and short term U.S. Government securities such as Treasury Bills and Treasury Notes.

Warrants and Rights


          Each of the Funds may invest up to 5% of its net assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a specific period of time. The Funds will not invest more than 2% of its total assets in warrants or rights which are not listed on the New York or American Stock Exchange. For purposes of this investment policy, a warrant is defined as a certificate giving the holder the right to purchase securities at a stipulated price within a specific time limit or perpetually. Sometimes a warrant is offered with securities as an inducement to buy. The prices of warrants do not necessarily correlate with the prices of the underlying securities.


When Issued, Delayed Delivery Securities and Forward Commitments


          The Funds may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Funds will only enter into a forward commitment with the intention of actually acquiring the security, the Funds may sell the security before the settlement date if it is deemed advisable.


Borrowing


          The Funds may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing for any purpose including redemptions may not, in the aggregate, exceed 5% of total assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each Fund's total assets after giving effect to the borrowing. The Investment Manager of the Funds will not purchase securities when borrowings exceed 5% of total assets. The Funds may mortgage, pledge or hypothecate assets to secure such borrowings.


Loans of Portfolio Securities


          To increase income, the Funds may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements (2) the loan is subject to termination by the Funds at any time, (3) the Funds receives reasonable interest or fee payments on the loan, (4) the Funds are able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33% of the value of each Fund's assets.


U.S. Government Securities


          The U.S. Government securities in which the Funds may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association ("GNMA") certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities supported solely by the creditworthiness of the issuer, such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities.

          The Funds may invest in mortgage-backed securities issued or guaranteed by GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages. The mortgages backing these securities include, among others, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. The guarantees do not extend to the securities' yield or value, however, which are likely to vary inversely with fluctuations in interest rates, and, the guarantees do not extend to the yield or value of each Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. The principal amounts of such underlying mortgages generally may be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages may vary. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Funds will reinvest the prepaid amounts in other income producing securities, the yields of which will reflect interest rates prevailing at the time. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.


The Schemes of the Trinidad and Tobago Unit Trust Corporation

          The Unit Trust Corporation was created by the Unit Trust Corporation of Trinidad and Tobago Act, 1981 (Republic of Trinidad and Tobago Act No. 26 of
1981). The Unit Trust Corporation's main office is located in the City of Port-of-Spain, Trinidad. The affairs of the Unit Trust Corporation are managed by a board of directors.

          The Schemes of the Trinidad and Tobago Unit Trust Corporation are investment companies as defined under the 1940 Act and their respective investments are at all times identified separate from the investments of the Unit Trust Corporation itself. Accounts of each of the Schemes of the Trinidad and Tobago Unit Trust Corporation are prepared separately from those of the Unit Trust Corporation. When an investor purchases units from the Unit Trust Corporation, he is purchasing units issued from the Schemes of the Trinidad and Tobago Unit Trust Corporation. The transaction is administered by the Unit Trust Corporation on behalf of the Schemes of the Trinidad and Tobago Unit Trust Corporation.


          The assets of the Schemes of the Trinidad and Tobago Unit Trust Corporation are predominantly invested in equity securities of Trinidad and Tobago corporations, and in fixed income securities of those corporations, as well as in Trinidad and Tobago government securities. As of June 30, 1998, the Schemes of the Trinidad and Tobago Unit Trust Corporation had an aggregate of approximately $400,763,053 (U.S. dollars) under management and approximately 226,672 unitholders.


          The financial records of the Unit Trust Corporation are examined and audited by the Auditor General of Trinidad and Tobago. The financial statements and records of the Unit Trust Corporation are prepared in accordance with the Trinidad and Tobago Accounting Standards and are reported in Trinidad and Tobago dollars.


          The 1940 Act limits the extent to which the Funds may purchase equity securities of the Schemes of the Trinidad and Tobago Unit Trust Corporation or any other investment companies. No more than 10% of each Fund's total assets may be used to purchase any securities of investment companies. The Funds will not purchase more than 3% of the total outstanding voting stock of an investment company nor purchase securities of an investment company having an aggregate value in excess of 5% of the value of the total assets of the investment company.

          As of June 30, 1998, the Unit Trust Corporation beneficially owned 5.32% of the outstanding voting stock of the Chaconia I&G Fund.


CERTAIN INVESTMENT STRATEGIES AND SPECIAL RISK CONSIDERATIONS


          All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Funds are designed for long term investors who can accept the fluctuations in portfolio value and other risks associated with the primary objective of seeking current income and capital appreciation through investment in securities. There can be no assurance that the Funds will achieve their objective.

          The Funds will not make significant investments in securities of any one issuer to reduce risk. Although risk cannot be eliminated, this strategy reduces the impact of any single investment. The Funds may invest in both large and small companies. Investments in small companies involve greater risk than is customarily associated with more established companies. Smaller companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may have more limited marketability and be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general.

          Any investment by the Funds in short, medium or long term interest bearing obligations has the risk of principal fluctuation due to changing interest rates and the ability of the issuer to repay the obligation at maturity. Fixed income instrument prices are inversely related to interest rate movements, but proportional to the maturity of the instruments. That is, long-term instrument prices rise or fall more than short-term instruments for a given change in interest rates. Certain risk factors are also associated with other investment practices of the Funds (none of which is expected to involve more than 25% of each Fund's net assets), including investing in debt securities and investing in foreign securities. Although the Funds do not purchase securities with a view of rapid turnover, there are no limitations on the length of time portfolio securities must be held. Each Fund's portfolio turnover rate is not expected to exceed 100%. A portfolio turnover exceeding 100% generally results in increased transaction expenses and the realization of capital gains and losses.

          There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, devaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or from other foreign governmental laws or restrictions. Changes in foreign currency exchange rates may affect the value of each Fund's assets, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains to be distributed to stockholders by each Fund. In addition, many of the securities held by each Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the Securities and Exchange Commission (the "SEC"). Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a U.S. company or U.S. Government entity. Foreign issuers are not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Furthermore, with respect to some foreign countries, there is the possibility of expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, including the withholding of dividends, political or social instability or domestic developments that could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital investment, resource self-sufficiency and balance of payments positions. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof) and many, if not all, of the foregoing considerations apply to such investments as well. Finally, securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies, and certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold.

          Foreign securities may be subject to foreign government taxes that would reduce the net return on such securities and the Funds may be affected unfavorably by exchange control regulations. Investment in foreign securities will also result in higher expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges and the expense of maintaining securities with foreign custodians.


INVESTMENT RESTRICTIONS


          The Funds have adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of each Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of each Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of each Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

                  The Funds may not:


          1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

          2. Make short sales of securities or maintain a short position and may not purchase or write options on securities, indices, foreign currencies or futures.


          3. Issue senior securities, borrow money or pledge its assets, except that the Funds may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 5% of its total assets (not including the amount borrowed) and will not purchase securities while borrowings in excess of 5% of the value of the Fund's total assets are outstanding.


          4. Buy or sell commodities or commodity contracts including futures contracts or buy or sell real estate or interests in real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate).


          5. Make loans (except for purchases of publicly-traded debt securities consistent with each Fund's investment policies).


          6.  Make  investments  for  the  purpose  of  exercising   control  or
management.


          7. Act as underwriter (except to the extent the Funds may be deemed to be an underwriter in connection with the sale of securities in each Fund's investment portfolios), exclusive of purchases of restricted securities (i.e., securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public) if such purchases at the time thereof would not cause more than 15% of the value of each Fund's net assets to be invested in all such restricted or illiquid assets.


          8. Invest 25% or more of its total assets at the time of purchase in any securities of issuers in one industry. U.S. Government securities are excluded from this restriction.


          The Funds observe the following restrictions as a matter of operating policy but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

          The Funds may not:

          1. Invest more than 15% of its net assets in (i) securities which are restricted or for which market quotations are not readily available; (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); and (iii) repurchase agreements having a maturity of more than seven days.

          2. Purchase any security if as a result the Funds would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

          3. Invest in securities of any issuer if, to the knowledge of the Funds, any officer or director of the Funds or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

          4. Invest more than 5% of the value of its net assets in warrants (included, in that amount, but not to exceed 2% of the value of each Funds' net assets, may be warrants which are not listed on the New York or American Stock Exchange).

          5. Invest in any security if as a result the Funds would have more than 5% of its total assets invested in securities of companies which together with any predecessor have been in continuous operation for fewer than three years.

          6. Invest in real estate limited partnerships, or oil, gas and other mineral leases.


MANAGEMENT

Board of Directors


          The overall management of the business and affairs of the Corporation is vested with its Board of Directors. The Board of Directors approves all significant agreements between the Funds and persons or companies furnishing services to it, including each Fund's agreement with their Investment Manager, their Custodian, their Transfer Agent, selected broker-dealers and their Administrator. The day-to-day operations of the Corporation are delegated to its officers, subject to the investment objectives and policies of the Corporation and to general supervision by the Board of Directors.

          The Board of Directors is presently comprised of five members, four of whom reside outside the United States. Directors Clarry Benn, Judy Chang, Renrick Nickie and Roosevelt Williams are residents of the Republic of Trinidad and Tobago. Judy Chang serves as Chair of the Board of Directors. Clarry Benn and Renrick Nickie also serve as executive officers of the Corporation.

          The Maryland General Corporation Law subjects all directors and officers of the Corporation to fiduciary duties for the lawful management of the Corporation's organization and operation, including federal and state securities laws. Investors of the Funds may not be able to effect service of process within the United States upon the Corporation's nonresident directors and officers for the enforcement of civil liabilities under federal and state securities laws. The Corporation has appointed an agent for service of process in the states where the Corporation has registered its securities for offer and sale.

          The United States and the Republic of Trinidad and Tobago are not parties to a convention governing the mutual recognition and enforcement of foreign money judgments. Investors of the Funds may not be able to enforce a United States or Trinidad and Tobago court judgment against nonresident directors and officers of the Corporation.

          The directors and officers of the Corporation, their business addresses and principal occupations during the past five years are as follows. Directors deemed to be "interested persons" of the Corporation for purposes of the 1940 Act are indicated by an asterisk.


                              Position(s) Held          Principal Occupation
Name and Address              With Registrant           During Last Five Years
----------------              ----------------------    ------------------------
*Judy Y. Chang                 Director and Chairman    Chairman of Trinidad
Trinidad and Tobago                                     and Tobago Unit
Unit Trust Corporation                                  Trust Corporation, 8-97
74 Independence Square                                  to Present; Consultant,
Port-of-Spain                                           7-97 to Present; Partner
Trinidad and Tobago, W.I.                               Price Waterhouse, 1-80
                                                        to 6-97.


*Clarry Benn                   Director and President   Executive Director, 9-96
Trinidad and Tobago Unit                                to Present; Executive
Trust Corporation                                       Manager, Investments and
74 Independence Square                                  Financial Trust
Port-of-Spain                                           Accounting, 8-92 to 8-96
Trinidad and Tobago, W.I.

*Renrick Nickie                Director, Vice           Executive Manager,
Trinidad and Tobago Unit       President and Treasurer  Marketing and
Trust Corporation                                       Operations, 8-92 to
74 Independence Square                                  Present.
Port-of-Spain
Trinidad and Tobago, W.I.

Dr. John A. Cole               Director                 Visiting Professor of
2943 Landing Way                                        Finance, 8-97 to Present
Orangeburg, SC 29115                                    University of North
                                                        Carolina at Charlotte;
                                                        Professor of Finance,
                                                        8-95 to Present, South
                                                        Carolina State
                                                        University; Associate
                                                        Professor of Finance,
                                                        8-89 to 7-95, Florida
                                                        A&M University.
                                      -8-

                                    Position(s) Held    Principal Occupation
                                     With Registrant    During Last Five Years
 Name and Address

 Dr. Roosevelt J. Williams             Director         Director, Cipriani
 Cipriani College of Labour and                         College of Labour and
 Cooperative Studies                                    Cooperative Studies,
 Churchill Roosevelt Highway                            8-97 to Present;
 Valsayn, Trinidad and Tobago, W.I.                     Education Consultant,
                                                        1-96 to 7-97; Professor
                                                        of Howard University,
                                                        1989 to 12-95.

 Ulice Payne, Jr.                      Secretary        Attorney and Partner,
 Foley & Lardner                                        Foley & Lardner, 2-98 to
 777 East Wisconsin Avenue                               Present; Attorney and
 Suite 3700                                             Shareholder, Reinhart,
 Milwaukee, WI 53202                                    Boerner, Van Deuren,
                                                        Norris & Rieselbach,
                                                        s.c., 2-90 to 2-98.

          The Corporation pays directors who are not "interested persons" of the Funds nor employees of the Investment Manager $500 per meeting of the board attended by the director. Directors also are reimbursed by the Corporation for any expenses incurred in attending meetings.


Ownership of Management and Principal Shareholders


          As of September 30, 1998, all officers and directors of the Corporation as a group (6 persons) beneficially owned 11,154 shares of the Chaconia I&G Fund (which constituted 0.40% of its then outstanding shares). As of such date, the sole beneficial holder of more than 5% of the Chaconia I&G Fund's then outstanding shares was the Trinidad and Tobago Unit Trust Corporation, 74 Independence Square, Port-of-Spain, Trinidad and Tobago, W.I. which owned 161,945 shares of the Chaconia I&G Fund (constituting 5.82% of its then outstanding shares).


The Investment Manager and the Management Agreement


          Subject to supervision by the Board of Directors, investment management and administration services will be provided to the Funds by INVESCO CAPITAL MGMT. Inc. (the "Investment Manager") pursuant to an Investment Management Agreements executed by the Chaconia I&G Fund on October 29, 1992 and to be executed by the Chaconia ACS Fund upon effectiveness of the Registration Statement ("Management Contracts"). Under the Management Contracts, the Investment Manager will provide a continuous investment program for the Funds and make decisions and place orders to buy, sell or hold particular securities and futures. The Investment Manager also will supervise all matters relating to the operation of the Funds and will obtain clerical staff, office space, equipment and services. As compensation for its services, the Investment Manager will receive a monthly fee at an annual rate of the greater of $50,000 or 0.75% of 1% on first $10 million, 0.50% of 1% on next $10 million and 0.25% of 1% over $20 million of each Fund's average daily net assets. This fee is greater than that paid by most other funds. During the fiscal years ended December 31, 1997, 1996 and 1995, the Chaconia I&G Fund paid the Investment Manager advisory fees of $93,537, $90,164 and $97,881, respectively. The Chaconia ACS Fund did not commence operations until February 15, 1999 and, thus, had not paid any management fees as of that date.

          Under the Management Contracts, the Investment Manager will not be liable to the Funds for any error of judgment by the Investment Manager or any loss sustained by the Funds except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

          The Management Contracts were approved by the Board of Directors and by a majority of the directors who neither are interested persons of the Funds nor have any direct or indirect financial interest in the Management Contracts or any agreement related thereto ("Independent Directors"). In February 1997, a subsidiary of INVESCO PLC, ultimate parent of the Investment Manager, merged with AIM Management Group, Inc., resulting in a new financial services company. This transaction was deemed a change in control of the Investment Manager under the 1940 Act. The Independent Directors and the Board of Directors unanimously approved the Management Contract relating to the Chaconia I&G Fund in February 1997. The Management

Contract was approved by vote of a majority of the outstanding voting securities of the Chaconia I&G Fund at a special shareholders' meeting in November 1997. The Management Contracts will remain in effect until terminated by either party. The Management Contracts shall be specifically approved at least annually (i) by a majority vote of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Directors or by vote of a majority of the outstanding voting securities of the Funds. The Management Contracts were submitted to the stockholders of each Fund for their approval at the first meeting of stockholders following the offering of each Fund's shares.

          The Management Contracts are terminable by vote of the Board of Directors or by the holders of a majority of the outstanding voting securities of the Funds at any time without penalty, on 60 days' written notice to the Investment Manager. The Management Contracts also may be terminated by the Investment Manager on 60 days' written notice to the Funds. The Management Contracts terminates automatically upon its assignment (as defined in the 1940
Act).


Administrator


          American Data Services, Inc. (the "Administrator") is located at The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York 11788, and serves pursuant to agreements with the Funds (the "Administrative Services Agreements"). Pursuant to the Administrative Services Agreements, subject to the overall authority of the Board of Directors in accordance with Maryland law, the Administrator will assist in each Fund's administration and operation, including, but not limited to, the preparation of statistical and research data, data processing services, preparation of management reports for performance and compliance, as well as prepare and maintain each Fund's operating expense budget. During the fiscal years ended December 31, 1997, 1996 and 1995, the Chaconia I&G Fund paid the Administrator $52,499, $50,677 and $43,755, respectively, pursuant to its Administrative Services Agreement. The Chaconia ACS Fund did not commence operations until February 15, 1999 and, thus, had not paid any administrative fees as of that date.


Fund Operating Expenses

          In addition to the fees payable to the Investment Manager and the Administrator, the Funds are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of, directors other than those affiliated with the Investment Manager; (v) legal and audit expenses; (vi) fees and expenses of the Custodian, shareholder service or Transfer Agent; (vii) fees and expenses for registration or qualification of the Funds and their shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to stockholders; (ix) other expenses incidental to holding any stockholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) Rule 12b-1 fees paid by the Funds in connection with the Distribution Plan;
(xii) service fees paid by the Funds in connection with the personal service and/or maintenance of shareholder accounts; and (xiii) such nonrecurring expenses as may arise, including litigation affecting the Funds and the legal obligations with respect to which the Funds may have to indemnify their officers and directors.


PORTFOLIO TRANSACTIONS AND BROKERAGE

          The Management Contracts state that in connection with its duties to arrange for the purchase and the sale of securities and futures held in the portfolio of the Funds by placing purchase and sale orders for the Funds, the Investment Manager shall select such registered broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Investment Manager is authorized in the Management Contracts to consider the reliability, integrity and financial condition of the brokers. The Investment Manager also is authorized by the Management Contracts to consider whether the brokers provide brokerage and/or research services to the Funds and/or other accounts of the Investment Manager.

          The Management Contracts state that the commissions paid to brokers may be higher than other brokers would have charged if a good faith determination is made by the Investment Manager that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction on the Investment Manager's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Investment Manager shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Management Contracts provide that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Investment Manager shall be prepared to show that commission paid (i) were for purposes contemplated by the Management Contracts; (ii) were for products or services which provide lawful and appropriate assistance to its decision making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information. The Investment Manager also is authorized to consider sales of shares of the Funds and/or of any other investment companies for which the Investment Manager acts as Investment Manager or advisor as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution," as defined above.

          The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and, information assisting the Funds in the valuation of their investments. The research which the Investment Manager receives for brokerage commissions, whether or not useful to the Funds, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Funds.

          The debt securities which will be the principal component of each Fund's portfolio are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Funds directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.


          Brokerage commissions in Trinidad and Tobago, as in the U.S., are negotiable. Trinidad and Tobago brokers, which act as agent, and dealers, which act as principal, are subject to government regulation if they deal with public investors.

PURCHASE AND REDEMPTION OF SHARES


          The procedures for purchasing shares of the Funds are summarized in the prospectus under "How to Purchase Shares" and the procedures for redemption of shares are summarized in the prospectus under "How to Redeem Shares." Investors may now elect to purchase shares through the continuing automatic transfer plan as described in the prospectus.

          The Funds will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value during any 90-day period for any one stockholder. The Funds reserve the right to pay other redemptions, either total or partial, by a distribution in kind of readily marketable securities (instead of cash) from each Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being redeemed. If a stockholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

          Cancellation of purchase orders for each Fund's shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of each Fund's shares on the date of cancellation is less than the original date of purchase. The investor is responsible for such loss and the Funds may reimburse itself or selected broker-dealers for such loss by automatically redeeming shares from any account registered in that stockholder's name, or by seeking other redress.


Determination of Net Asset Value


          The net asset value of each Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4 p.m. Eastern time) each business day. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be, open on the following days:
New Years Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

However, the Exchange may close on days not included in that announcement.


          The net asset value per share is computed by dividing the value of the securities held by each Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of each Fund's shares outstanding at such time. Each Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

          Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board of Directors. Short-term debt securities which mature in more than 60 days are valued at current market quotations. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded 60 days, unless the Board of Directors determines that such valuation does not represent fair value.

          Following the calculation of security values in terms of currency in which the market quotation used is expressed ("local currency"), the valuing agent shall calculate these values in terms of United States dollars on the basis of the conversion of the local currencies (if other than U.S.) into United States dollars at the rates of exchange prevailing at the value time as determined by the valuing agent. The value of other property owned by the Funds shall be determined in a manner which, in the discretion of the valuing agent of the Funds, most fairly reflects fair market value of the property on such date.

          Trading in securities on European securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open). In addition, European securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which each Fund's net asset value is not calculated. Each Fund calculates its net asset value per share and, therefore, effects sales, redemptions and repurchases of its shares, as of the close of the New York Stock Exchange once on each day on which the New York Stock Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when each Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Board of Directors.


RETIREMENT PLANS


          Individual shareholders may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Funds offer two types of IRAs that can be adopted by executing the appropriate Internal Revenue Service ("IRS") form. The minimum investment required to open an IRA for investment in shares of each Fund is $250 for an individual except that both the individual and his or her spouse would be able to establish separate IRAs if their combined investment is $400.


Traditional IRA

          In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

Roth IRA

                  In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to the Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.

          For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $2,000 or 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.


          Each Fund's shares may also be a suitable investment for other types of qualified pension or profit sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as 401(k) plans which give participants the right to defer portions of their compensation for investment on a tax deferred basis until distributions are made from the plans.


DIVIDENDS, DISTRIBUTIONS AND TAXES

Taxes


          The Funds intend to qualify for tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended (the "Code"). Such qualification generally will relieve the Funds of liability for federal income taxes to the extent its earnings are distributed.

          The Funds contemplate declaring as dividends each year at least 90% of its investment company income. An investor who receives a dividend derived from investment company taxable income (which includes any excess of net short-term capital gain over net long-term capital loss) treats the dividend, whether paid in the form of cash or additional shares, as a receipt of ordinary income. Dividends derived from exempt-interest income generally may be treated by shareholders as items of interest, excludable from their gross income under section 103(a) of the Code, unless such exclusion from income would be disallowed.

          Under the Code, amounts not distributed on a timely basis in accordance with certain distribution requirements are subject to a nondeductible 4% excise tax. To avoid the tax, the Funds must distribute, during each calendar year, an amount equal to, at the minimum, the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) 98% of its capital gains in excess of its capital losses for the 12-month period ending on October 31 of the calendar year; and (3) all ordinary income and net capital gains for previous years that were not previously distributed. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Funds in October, November or December of the year, payable to stockholders of record on a date during such month and paid by the Funds during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Dividends and Distributions

          Any dividend or distribution of the Fund's excess of net long-term capital gain over its net short-term capital loss will be taxable to a shareholder as a long-term capital gain, regardless of how long the shareholder has held shares of the Funds. Capital gain dividends that are payable to individuals, estate or trusts for taxable years ending on or after May 7, 1997 will be designated as a 20% rate gain distribution, an unrecaptured section 1250 gain distribution or a 28% rate gain distribution depending upon the Fund's holding period for the shares. Capital gain dividends that are payable to corporations are taxable at a 28% rate if held for more than one year. The 70% dividends-received deduction for corporations applies to dividends from each Fund's net investment income, subject to proportionate reductions if aggregate dividends received by each Fund from domestic corporations in any year are less than 100% of the distribution of net investment company taxable income made by each Fund.


          The Transfer Agent is required to send stockholders and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions (both taxable and tax-exempt) paid to stockholders during the preceding year. This statement should be kept as a permanent record. A fee may be charged for any duplicate information requested.


          Before investing in the Funds, individuals are advised to check the consequences of local and state tax laws, and the consequences for any retirement plan offering tax benefits. Stockholders are urged to consult their attorneys or tax advisors regarding specific questions as to federal, state or local taxes.

          The Corporation reserves the right to offer investors a range of investment opportunities by providing a choice of investments in various portfolios and, consequently, the right to create and issue a number of different series shares each of which relate to the assets of the separate portfolios. In such case the shares of each series would participate equally in the earnings, dividends and assets of a particular portfolio and would vote separately to approve management agreements or changes in investment policies. However, shares of all series would vote together in the election or selection of directors, principal underwriters and accountants and on any proposed material amendment to the Corporation's Certificate of Incorporation. For federal tax purposes, each "fund" of a series is treated as a separate corporation.


          Upon liquidation of the Funds or any series, stockholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such stockholders.


Backup Withholding


          The Funds may be required to withhold federal income tax at the rate of 31% of all taxable distributions payable to stockholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a stockholder's federal income tax liability.


INVESTMENT PERFORMANCE INFORMATION


          The Funds may furnish data about its investment performance in advertisements, sales literature and reports to stockholders. "Total return" represents the annual percentage change in value of $10,000 invested at the maximum public offering price for the one year period and the life of the Funds through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. The Funds may also furnish total return calculations for these and other periods based on investments at various sales charge levels or net asset value.


          Quotations of yield will be based on the investment income per share earned during a particular 30-day (or one month) period, less expenses accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:
                                                     6
                                         2 [(a-b + 1)   - 1]
                            YIELD =          ---
                                             cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends and d = the maximum offering price per share on the last day of the period.


          Quotations of total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Each Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of each Fund's portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing each Fund's current yield to yields published for other investment companies and other investment vehicles. Total return and yield should also be considered relative to changes in the value of the Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, total returns and yields may be higher or lower than past total returns and yields and there can be no assurance that any historical return or yield will continue.

          In connection with communicating its yield or total return to current or prospective stockholders, the Funds may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

          Quotations of each Fund's total return will represent the average annual compounded rate of return of a hypothetical investment in the Funds over periods of one, five and ten years (up to the life of the Funds), and are calculated pursuant to the following formula:



                                P (1 + T)n = ERV

(where P = a hypothetical initial payment of $10,000, T = the average annual total return, n = the number of years and ERV = the redeemable value at the end of the period of a $10,000 payment made at the beginning of the period). All total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Advisor) on an annual basis and will assume that all dividends and distributions are reinvested and will deduct the maximum sales charge, if any is imposed.

GENERAL INFORMATION


          The Corporation, incorporated in the State of Maryland on October 24, 1990, is authorized to issue 10,000,000 shares of common stock, $.01 par value (the "Common Stock"), of which 8,000,000 are allocated to the Chaconia I&G Fund and 2,000,000 are allocated to the Chaconia ACS Fund. The Corporation's capital stock consists of a single class of common stock, which is divisible into an unlimited number of series. Each Fund represents a separate series of common stock. Shares of the Corporation, when issued, are fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Corporation in certain circumstances as described in the Prospectus under "How to Redeem Shares." All shares are equal as to earnings assets and voting privileges. There are no conversion, preemption or other subscription rights. Under the Corporation's Certificate of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the board may determine. Each outstanding share is entitled to share equally in dividends and other distributions and in the net assets of the Funds on liquidation. Accordingly, in the event of liquidation, each share of each Fund's common stock is entitled to its portion of each Fund's assets after all debts and expenses have been paid. The shares of the Funds do not have cumulative voting rights for the election of directors.

          The Corporation will hold an annual stockholder meeting each year. Special meetings of the stockholders will be held for the consideration of proposals requiring stockholder approval by law, such as changing fundamental policies or upon the written request of 25% of each Fund's outstanding shares. The directors will promptly call a meeting of stockholders to consider the removal of a director or directors when requested to do so by the holders of not less than 10% of the outstanding shares and that stockholders will receive communication assistance in connection with calling such a meeting. At any meeting of stockholders duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast thereon, remove any director or directors from office, with or without cause, and may elect a successor or successors to fill any resulting vacancies for the unexpired term of the removed director.

          The Corporation's organizing documents have been filed with the SEC as exhibits to the Corporation's registration statement and can be found at the SEC or at the Corporation's principal office or at the offices of the Corporation's legal counsel.

          Other than the election of directors, which is by plurality, any matter for which stockholder approval is required by (1) the Maryland General Corporation Law, requires the affirmative vote of at least a majority of all votes cast at a meeting at which a quorum is present and (2) the 1940 Act, requires the affirmative vote of at least a "majority" (as defined by the 1940
Act) of the outstanding voting securities of the Funds entitled to vote at a meeting called for the purpose of considering such approval. Pursuant to the Corporation's Articles of Incorporation, the presence in person or by proxy of the holders of one-third of the outstanding voting securities entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of any business at all meetings of the stockholders except as otherwise provided by law or in the Articles of Incorporation. The 1940 Act defines a majority as the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.


CUSTODIAN


          Star Bank, N.A., Star Bank Center, 425 Walnut Street, ML 6118, Cincinnati, OH 45201, acts as custodian for the Funds. As such, Star Bank holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. Star Bank does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders.


INDEPENDENT ACCOUNTANTS


          PricewaterhouseCoopers LLP, New York, NY, serves as the independent accountants for the Funds.


FINANCIAL STATEMENTS


          The Chaconia I&G Fund's audited financial statements are incorporated by reference to the Annual Report, dated December 31, 1997, as filed with the SEC on March 2, 1998. The Chaconia I&G Fund's unaudited financial statements are incorporated by reference to the Semi-Annual Report, dated June 30, 1998, as filed with the SEC on August 27, 1998.


APPENDIX--DESCRIPTION OF RATINGS

               APPENDIX A TO STATEMENT OF ADDITIONAL INFORMATION

Description of Moody's Investors Service, Inc.'s ("Moody's") Corporate bond Ratings

          Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa:
Bonds which are rated as Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities. A:
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics, as well. Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or there may be marked shortcomings. C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor's Corporation's ("S&P's") Corporate Debt Ratings

          AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong. AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB: Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC, C: Debt rated BBB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
Cl: The rating Cl is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Moody's Preferred Stock Ratings

          aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over great length of time. ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with the little likelihood of eventual payment. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's Preferred Stock Ratings

          AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B and CCC are regarded on balance as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking Equity Fund payments but that is a nonpaying issue with the issuer in default on debt instruments.

          Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                     PART C
                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

          (a) Audited Financial Statements (Financial Highlights included in Part A and all incorporated by reference to Annual Report, dated December 31, 1997, as filed with the SEC on May 20, 1998).

                                    Schedule of Investments

                                    Statement of Assets and Liabilities

                                    Statement of Operations

                                    Statements of Changes in Net Assets

                                    Financial Highlights

                                    Notes to Financial Statements

                                    Report of Independent Accountants



          (b) Unaudited Financial Statements (Financial Highlights included in Part A and all incorporated by reference to the Semi-Annual Report, dated June 30, 1998, as filed with the SEC on August 27, 1998).

                                    Schedule of Investments

                                    Statement of Assets and Liabilities

                                    Statement of Operations

                                    Statements of Changes in Net Assets

                                    Financial Highlights

                                    Notes to Financial Statements



c.       (c)      Exhibits:




                  (1)      Articles of Incorporation, as amended
                  (2)      By-Laws, as amended(2)
                  (3)      Not Applicable
                  (4)      Specimen Stock Certificate(1)
                  (5.1) Investment Management Agreement between the Chaconia I&G Fund and INVESCO Capital Management, Inc.(1)
                  (5.2) Investment Management Agreement between the Chaconia ACS Fund and INVESCO Capital Management, Inc.

                  (6)      Distribution Agreement(1)
                  (7)      Not Applicable

                  (8.1) Custody Agreement between the Chaconia I&G Fund and Star Bank, N.A.(3)
                  (8.2) Custody Agreement between the Chaconia ACS Fund and Star Bank, N.A.
                  (9.1) Fund Accounting Service Agreement between the Chaconia I&G Fund and American Data Services, Inc.(1)
                  (9.2) Shareholder Servicing Agent Agreement between the Chaconia I&G Fund and American Data Services, Inc.(1)
                  (9.3) Administrative Services Agreement between the Chaconia I&G Fund and American Data Services, Inc.(1)
                  (9.4) Fund Accounting Service Agreement between the Chaconia ACS Fund and American Data Services, Inc.
                  (9.5) Transfer Agency and Service Agreement between the Chaconia ACS Fund and American Data Services, Inc.
                  (9.6) Administrative Services Agreement between the Chaconia ACS Fund and American Data Services, Inc.

                  (10)     Opinion and Consent of Counsel
                  (11)     Consent of Independant Accountants
                  (12)     Not Applicable
                  (13)     Subscription Agreement(1)
                  (14)     IRA Disclosure Documents(3)

                  (15)     Distribution Plan(2)
                  (16)     Not Applicable



Item 25. Persons Controlled by or under Common Control with Registrant.

                  See "Management" in Part A of this Registration Statement.


1. Previously filed as an exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Pre-Effective Amendment No. 2 was filed with the SEC on October 30, 1992 and its File No. is 33-37426.


2. Previously filed as an exhibit to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 5 was filed with the SEC on January 17, 1995 and its File Nos. are 33-37426 and 811-6194.

3. Previously filed as an exhibit to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 9 was filed with the SEC on December 26, 1996 and its File Nos. are 33-37426 and 811-6194.




     As of June 30, 1998, the approximate number of holders were:


                   (1)                                (2)
                Number of
             Title of Class                     Record Holders


        Chaconia I&G Fund Common                     4,503

        Chaconia ACS Fund Common                     N/A


Item 27. Indemnification.

     The basic effect of the respective indemnification provisions of the Registrant's Articles of Incorporation and By-Laws and section 2-418 of the Maryland General Corporation Law is to indemnify each officer and director of both the Registrant, the Investment Manager and selected broker-dealers, to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, Investment Manager and selected broker-dealers pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, office or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the Investment Manager and selected broker-dealers in connection with the shares being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Advisor.

     Reference is made to Part A of this Registration Statement and to Form ADV filed under the Investment Advisers Act of 1940 by the Investment Manager.

Item 29. Principal Underwriters.


     The Funds have no principal underwriters and have adopted Distribution Plans pursuant to section 12 of the Investment Company Act of 1940 and Rule 12b-1 thereunder.


Item 30. Location of Accounts and Records.

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the 1940 Act and the rules promulgated thereunder are in the possession of Registrant and Registrant's custodian, as follows: the documents required to be maintained by paragraphs (4), (5), (6),
(7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant, and all other records will be maintained by the Custodian.

Item 31. Management Services.

     The Registrant is not party to any management-related services contract not discussed in Part A or Part B hereof.

Item 32. Undertakings.

     Registrant undertakes to provide its Annual Report to Shareholders without charge to any recipient of its Prospectus who requests the information.

     Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of the removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Port-of-Spain, Country of Trinidad and Tobago, on the ____ day of November, 1998.


                             THE CHACONIA INCOME & GROWTH FUND, INC.

                             BY   /s/ Clarry Benn
                                  Clarry Benn, President

       On behalf of the Board of Directors pursuant to Power of Attorney granted in Post-Effective Amendment No. 11


                             BY   /s/ Clarry Benn

                                  *Attorney-in-Fact

                             Board of Directors:

                             Clarry Benn*
                             John A. Cole*
                             Roosevelt Williams *
                             Renrick Nickie*
                             Judy Y. Chang*

                               Conforming Changes


                                  Exhibit Index

                       Pursuant to Securities Act Rule 483


Exhibit 1         Articles of Incorporation, as amended


Exhibit 2         By-Laws, as amended*


Exhibit 3         Not Applicable


Exhibit 4         Specimen Stock Certificate*


Exhibit 5.1 Investment Management Agreement between the Chaconia I&G Fund and INVESCO Capital Management, Inc.*

Exhibit 5.2 Investment Management Agreement between the Chaconia ACS Fund and INVESCO Capital Management, Inc.


Exhibit 6         Distribution Agreement*


Exhibit  7        Not Applicable*

Exhibit 8.1       Custody Agreement between the Chaconia I&G Fund and Star Bank,
                  N.A.*

Exhibit 8.2       Custody Agreement between the Chaconia ACS Fund and Star Bank,
                  N.A.

Exhibit 9.1 Fund Accounting Service Agreement between the Chaconia I&G Fund and American Data Services, Inc.*

Exhibit 9.2 Shareholder Servicing Agreement Agent Agreement between the Chaconia I&G Fund and American Data Services, Inc.*


Exhibit 9.3 Administrative Services Agreement between the Chaconia I&G Fund and American Data Services, Inc.*

Exhibit 9.4 Fund Accounting Service Agreement between the Chaconia ACS Fund and American Data Services, Inc.

Exhibit 9.5 Transfer Agency and Service Agreement between the Chaconia ACS Fund and American Data Services, Inc.


Exhibit 9.6 Administrative Services Agreement between the Chaconia ACS Fund and American Data Services, Inc.

Exhibit 10        Opinion and Consent of Counsel


Exhibit 11        Consent of Independant Accountants


Exhibit 12        Not Applicable


Exhibit 13        Subscription Agreement*

Exhibit 14        IRA Disclosure Documents*


Exhibit 15        Distribution Plan*

 Exhibit 16      Not Applicable*

     The Chaconia Income & Growth Fund, Inc. (the "Fund") is incorporating by reference Parts A, B and C of Pre-Effective Amendment No. 5 to the Registration Statement of the Fund, file nos. 33-37426 and 811-6194, dated March 19, 1993.




----------------

* Incorporated by reference.

                                                                      EXHIBIT 11


                         [COOPERS & LYBRAND LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS

                                 ---------------


We consent to the incorporation by reference in this Post-Effective Amendment No. 15 to the Registration Statement of The Chaconia Income & Growth Fund, Inc., on Form N-1A (File Nos. 33-37426 and 811-6194) of our report dated February 26, 1998, on our audit of the financial statements and financial highlights of The Chaconia Income & Growth Fund, Inc., which report is included in the Annual Report to Shareholders for the year ended December 31, 1997, which is also incorporated by reference in this Post-Effective Amendment to the Registration Statement.


We also consent to the reference to our firm under the captions "Financial Highlights" and "Independent Accountants". In the Prospectus and under the caption "Independant Accountants" in the Statement of Additional Information.


                                                 /s/ PricewaterhouseCoopers LLP

                                                    ----------------------------

                                                     PricewaterhouseCoopers LLP


New York, New York
November 30,  1998